Exhibit 10.1





                                VENTURE AGREEMENT

                                     amongst

           TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS I, LLC



           TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS II, LLC



           TRAVELERS GENERAL REAL ESTATE MEZZANINE INVESTMENTS II, LLC



                                       AND

                               CAPITAL TRUST, INC.

                                   CT-F1, LLC

                                  CT-F2-GP, LLC

                                  CT-F2-LP, LLC

                        CT INVESTMENT MANAGEMENT CO., LLC

                                  MARCH 8, 2000

                               TABLE OF CONTENTS
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ARTICLE I DEFINED TERMS........................................................4

     1.1.     Definitions......................................................4
     1.2.     General References..............................................15

ARTICLE II THE VENTURE........................................................16

     2.1.     Agreements Executed and Delivered Simultaneously with this
              Agreement.......................................................16
     2.2.     Agreements to be Executed and Delivered in Connection with the
              Closings of Fund II and Subsequent Funds........................16
     2.3.     Approval by CT's Stockholders...................................19
     2.4.     Business Plan...................................................20
     2.5.     The CIG Parties Commitment; CT Parties Commitment...............20
     2.6.     General REMI II's Right of First Refusal........................21
     2.7.     CIG Real Estate Exclusivity.....................................23
     2.8.     CT Exclusivity..................................................24
     2.9.     Mutual Cooperation..............................................25
     2.10.    CIG Parties' Representation on CT's Board of Directors..........25
     2.11.    Investment Management Fees......................................26
     2.12.    Unwind Right; Unwind............................................28
     2.13.    Key Individuals.................................................30
     2.14.    REIT Status.....................................................31

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARTIES.....................32

     3.1.     Reciprocal Representations and Warranties.......................32
     3.2.     Representations and Warranties of CT............................33

ARTICLE IV DISPUTE RESOLUTION.................................................34

     4.1.     Appraisal Procedure.............................................34
     4.2.     Arbitration.....................................................35

ARTICLE V INDEMNIFICATION.....................................................36

     5.1.     Indemnification.................................................36

ARTICLE VI CONFIDENTIALITY AND NON-DISCLOSURE.................................37

     6.1.     Confidentiality.................................................37

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ARTICLE VII TERMINATION AND SURVIVAL..........................................38

     7.1.     Termination.....................................................38
     7.2.     Survival........................................................38

ARTICLE VIII MISCELLANEOUS....................................................39

     8.1.     Expenses of the Transaction.....................................39
     8.2.     Notices........................................................ 39
     8.3.     Entire Agreement................................................41
     8.4.     Modification....................................................41
     8.5.     Waivers and Consents............................................41
     8.6.     Severability....................................................41
     8.7.     Further Assurances..............................................41
     8.8.     Governing Law...................................................41
     8.9.     Counterparts....................................................42
     8.10.    Brokers and Finders.............................................42
     8.11.    Construction and Interpretation.................................42
     8.12.    Successors and Assigns..........................................42
     8.13.    Cumulative Remedies.............................................42

                                TABLE OF CONTENTS
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EXHIBITS

A.       Business Plan
B.       Fund I Agreement
C.       Fund I Warrant Agreement
D.       Fund I Promissory Note
E.       Fund I Investment Management Agreement
F.       Fund II General Partner Agreement
G.       Fund II Management Agreement
H.       Fund II Investment Management Agreement
I.       CT-F2-GP Capital Formation Agreement
J.       Limited REMI I Capital Formation Agreement
K.       Placement Agent Agreement
L.       Stockholder Approval Agreement
M.       Stockholder Voting and Lock-Up Agreement
N.       CTP Term Sheet
O.       CT's Business Plan
P.       CT Guaranty
Q.       TIC Guaranty
R.       CT Board Certificate
S.       CT D&O Certificate
T.       Fund IIWarrant Purchase Agreement
U.       Registration Rights Agreement

                                VENTURE AGREEMENT


         This VENTURE AGREEMENT ("Agreement") is entered into this 8th day of March 2000, amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II") (collectively, the "CIG Parties"), CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2-GP"), CT-F2-LP, LLC, a Delaware limited liability company ("CT-F2-LP"), CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO") (collectively, the "CT Parties"), and Capital Trust, Inc., a Maryland corporation ("CT").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the CIG Parties, the CT Parties and CT wish to jointly engage in the Business (as herein defined) through a series of co-sponsored pooled investment vehicles and have jointly adopted the business plan attached hereto as Exhibit A (the "Business Plan") relating to such co-sponsored pooled investment vehicles other than Fund I (singly a "Fund", and collectively "Funds");

         WHEREAS, the CIG Parties and CT wish to commence their venture by forming CT Mezzanine Partners I LLC, a Delaware limited liability company ("Fund I") in which Limited REMI I and CT-F1 shall be the only members and the only investors as set forth more fully in the limited liability company agreement of Fund I entered into between Limited REMI I and CT-F1 on the date hereof, a copy of which is attached hereto as Exhibit B (the "Fund I Agreement");

         WHEREAS, in connection with the formation of Fund I, CT has on the date hereof issued to CT-F1 a warrant to purchase 4,250,000 shares of CT's class A common stock, par value $.01 per share ("CT Class A Common Stock"), at $5.00 per share (the "Fund I Warrant"), pursuant to the terms and conditions of the warrant agreement attached hereto as Exhibit C (the "Fund I Warrant Agreement");

         WHEREAS, CT-F1 has on the date hereof contributed the Fund I Warrant to Fund I as part of its capital contribution to Fund I pursuant to the Fund I Agreement;

         WHEREAS, Limited REMI I has on the date hereof purchased the Fund I Warrant from Fund I pursuant to the Fund I Warrant Purchase Agreement and in consideration thereof has delivered to Fund I a promissory note in the form attached hereto as Exhibit D (the "Fund I Promissory Note");

         WHEREAS, CTIMCO and Fund I have on the date hereof entered into the management agreement attached hereto as Exhibit E (the "Fund I Investment Management Agreement") setting forth the terms and conditions pursuant to which CTIMCO will manage certain matters for Fund I;

         WHEREAS, General REMI II and CT-F2-GP wish to co-sponsor a second pooled investment vehicle, CT Mezzanine Partners II LP, a Delaware limited partnership ("Fund II"), to engage in the Business and to offer limited partnership interests to third parties, including Citibank Private Banking Clients (as herein defined);

         WHEREAS, the parties hereto also wish to co-sponsor other pooled investment vehicles to engage in the Business (collectively, "Other Funds" or singly, an "Other Fund"), the terms, conditions and structure of which shall be the same as those of Fund II unless the parties otherwise mutually agree as provided herein; Other Funds the initial closing of which occur on or before December 31, 2001 are hereinafter collectively referred to as "Subsequent Funds" and singly as a "Subsequent Fund";

         WHEREAS, General REMI II and CT-F2-GP have on the date hereof entered into the limited liability company agreement attached hereto as Exhibit F (the "Fund II General Partner Agreement") relating to CT MP II LLC, a Delaware limited liability company, to form the entity that will serve as the general partner of Fund II (the "Fund II General Partner");

         WHEREAS, pursuant to the provisions of this Agreement, the parties hereto have agreed on the form of the general partner management agreement attached hereto as Exhibit G (the "Fund II Management Agreement") to be entered into between the Fund II General Partner and Fund II relating to the management of Fund II by the Fund II General Partner, subject to modification pursuant to the mutual agreement of General REMI II and CT-F2-GP based on market conditions and other factors present at the time of the formation and marketing of Fund II;

         WHEREAS, pursuant to the provisions of this Agreement, the parties have agreed on the form of investment management agreement attached hereto as Exhibit H (the "Fund II Investment Management Agreement") to be entered into between the Fund II General Partner, Fund II and CTIMCO pursuant to which CTIMCO will provide the services and receive the fees set forth in the Fund II Investment Management Agreement;

         WHEREAS, CT-F2-GP and Salomon Smith Barney Inc. ("SSB") have on the date hereof executed and delivered to each other the capital formation agreement attached hereto as Exhibit I (the "CT-F2-GP Capital Formation Agreement");

         WHEREAS, Limited REMI I and SSB have on the date hereof executed and delivered to each other the capital formation agreement attached hereto as Exhibit J (the "Limited REMI I Capital Formation Agreement");

         WHEREAS, the Fund II General Partner and SSB have on the date hereof executed and delivered to each other the placement agent agreement attached hereto as Exhibit K (the "Placement Agent Agreement");

         WHEREAS, in connection with the formation of Fund II and Subsequent Funds and in consideration of the CIG Parties Commitment (as defined herein) and Limited REMI II's procuring Private Banking Client Commitments, CT has on the date hereof agreed to issue, concurrently with the Fund II Initial Closing (as defined herein), to CT-F2-GP with respect to the Fund II General Partner, and, as applicable, concurrently with any Subsequent Closing (as defined herein), to CT-F2-GP with respect to the Fund II General Partner or to any CT Fund Control Person Member (as defined herein) of each Subsequent Fund, as the case may be (and in each case subject to the procedures and limitations set forth in Section 2.2 hereof), certain warrants containing the right to purchase an aggregate number of shares of CT Class A Common Stock at $5.00 per share determined in accordance with the formula set forth in Section 2.2 hereof, each to be issued pursuant to a form of warrant agreement substantially in the form of the Fund I Warrant Agreement (any such warrant constituting either a Fund II Purchase Warrant, a Fund II Service Warrant, a Subsequent Funds Purchase Warrant or a Subsequent Funds Service Warrant (as each term is defined herein), as the case may be);

         WHEREAS, CT-F2-GP has agreed to contribute the Fund II Purchase Warrant and the Fund II, Service Warrant or the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant, as the case may be, when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the applicable number of shares of CT Class A Common Stock as set forth in Section 2.2 hereof, to the Fund II General Partner as part of its capital contribution to the Fund II General Partner pursuant to the Fund II General Partner Agreement, and the CT Parties will cause each CT Fund Control Person Member of a Subsequent Fund's Fund Control Person (as defined herein) to contribute the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the applicable number of shares of CT Class A Common Stock as set forth in Section 2.2 hereof, to such Fund Control Person as part of its capital contribution to such Fund Control Person pursuant to the applicable agreement governing such Fund Control Person;

         WHEREAS, the Fund II General Partner and each Fund Control Person, as the case may be, will sell pursuant to the Fund II Warrant Purchase Agreement (as herein defined), as the case may be, to General REMI II or its Affiliates (as defined herein) any Fund II Purchase Warrant or Subsequent Funds Purchase Warrant, as the case may be, contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Purchase Warrant Number and the Subsequent Closing Purchase Warrant Number, as the case may be, as set forth in Section 2.2 hereof;

         WHEREAS, in connection with services to be rendered by Limited REMI II or its Affiliates for the Fund II General Partner and each Subsequent Fund's Fund Control Person, as the case may be, in connection with raising Private Banking Client Commitments to Fund II or any Subsequent Fund, as the case may be, the Fund II General Partner and each Fund Control Person, as the case may be, will transfer to Limited REMI II or its Affiliates any Fund II Service Warrant or Subsequent Funds Service Warrant contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Service Warrant Number and the Subsequent Closing Service Warrant Number, as the case may be, as set forth in
Section 2.2 hereof.

         WHEREAS, since the Warrant Issuance (as defined herein) is subject to the approval of CT stockholders in accordance with the rules of the New York Stock Exchange ("NYSE"), CT has agreed to certain covenants herein with respect to obtaining such approval and certain members of CT's management and/or entities controlled by and/or for the benefit of their family's ("CT Management Stockholders") and certain other persons who are associates of CT's chairman of the board ("Associated Stockholders") who are listed in and who each have on the date hereof separately entered into a stockholder approval agreement with General REMI II attached hereto as Exhibit L (the "Stockholder Approval Agreement") pursuant to which they agree to vote their shares of CT Class A Common Stock in favor of the Warrant Issuance;

         WHEREAS, each CT Management Stockholder has on the date hereof entered into an agreement with Limited REMI I attached as Exhibit M hereto (the "Stockholder Voting and Lock-Up Agreement") pursuant to which each such stockholder agrees, among other things, to vote its shares of CT Class A Common Stock in favor of the election of the CIG Parties Designees (as herein defined) as directors of CT and to be bound by certain restrictions and limitations on sales of CT Class A Common Stock owned by such stockholder as of the date hereof;

         WHEREAS, in order to obtain a termination of the co-investment right held by the CTP Holders (as herein defined), and alter certain terms of the CTP Securities (as herein defined) to provide CT with significantly greater flexibility with respect to electing to be taxed as a REIT (as herein defined), all of the CTP Holders have on the date hereof signed a term sheet attached hereto as Exhibit N (the "CTP Term Sheet") setting forth the general terms on which the CTP Holders and CT will negotiate with a view toward entering into (i) a modification agreement (the "CTP Modification Agreement") pursuant to which the CTP Holders will agree to amend or restate the indenture underlying, and the declaration of trust governing, the CTP Securities as provided in the CTP Term Sheet; and (ii) a termination agreement pursuant to which the CTP Holders will agree to terminate that certain co-investment agreement with CT (the "Co-Investment Termination Agreement");

         WHEREAS, CT's current corporate business plan adopted by CT's board of directors is attached hereto as Exhibit O ("CT's Business Plan");

         WHEREAS, CT has on the date hereof executed and delivered to the CIG Parties the guaranty of payment attached hereto as Exhibit P (the "CT Guaranty");

         WHEREAS, The Travelers Insurance Company ("TIC") has on the date hereof executed and delivered to CT and the CT Parties the guaranty of payment attached hereto as Exhibit Q (the "TIC Guaranty");

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINED TERMS

     1.1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings:

          "Acquisition Notice" shall have the meaning specified in Section 2.8 of this Agreement.

          "Affiliate" shall mean, with respect to any Person, a Person which, directly or indirectly, Controls or is Controlled by or is under common Control with that Person or is Controlled by a principal executive officer of that Person.

          "Appraisal  Procedures"  shall have the meaning  given to such term in
Section 4.1 hereof.

          "Associate" when used to indicate the relationship with any person, means (i) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, and (ii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person if such person is a corporation or other juridical entity.

          "Associated Stockholders" shall have the meaning given to such term in the Whereas clauses hereof.

          "Bankruptcy" of a party means the institution of any proceedings under any federal or state law for the relief of debtors, including the filing by or against that party of a voluntary or involuntary case under the United States Bankruptcy Code, which proceedings, if involuntary, are not dismissed within sixty (60) days after their filing; an assignment of the property of that party for the benefit of creditors; the appointment of a receiver, trustee or conservator of any substantial portion of the assets of that party, which appointment, if obtained ex parte, is not dismissed within sixty (60) days thereafter; the seizure by a sheriff, receiver, trustee or conservator of any substantial portion of the assets of that party; the failure by that party generally to pay its debts as they become due within the meaning of Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or that party's admission in writing of its inability to pay its debts as they become due.

          "Base  Share  Number"  shall  have the  meaning  given to such term in
Section 2.2 of this Agreement.

          "Board Right Shares" shall mean without duplication the total number of shares of CT Class A Common Stock issued upon exercise of the Warrants, the total number of shares of CT Class A Common Stock issuable upon exercise of the Warrants and the total number of shares related to any contingent cash rights that may be granted by CT in connection with the transactions contemplated herein.

          "Business" shall mean the making or acquisition of Mortgage Loans, Mezzanine Investments and the making of or acquisition of investments in Subordinated Interests.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

          "Business Plan" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Candidate Mezzanine Business Transaction" shall have the meaning given to such term in Section 2.7 hereof.

          "CIG" shall mean Citigroup Investments Inc., a Delaware corporation, an Affiliate of Citigroup Inc.

          "CIG Parties" shall have the meaning given such term in the preamble of this Agreement.

          "CIG Parties Board Right" shall have the meaning given to such term in
Section 2.10 of this Agreement.

          "CIG Parties  Commitment"  shall have the meaning specified in Section
2.5 of this Agreement.

          "CIG Parties Designee" or "CIG Parties Designees" shall have the respective meanings given to such terms in Section 2.10 hereof.

          "CIG Parties Initial Board Designees" shall mean Mr. Marc Weill and Mr. Michael Watson.

          "CIG Parties Ownership Requirement" shall mean the requirement that the CIG Parties and/or their Affiliates shall be the legal and beneficial owners of at least 4,250,000 Board Right Shares.

          "CIG Real Estate" shall mean the real estate division of CIG.

          "Citibank   Private  Banking   Clients"  shall  mean  high  net  worth
individuals or institutions who are clients of Citibank's private bank.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Co-Investment Termination Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Competing Fund Restriction" shall have the meaning given to such term in Section 2.7(a)(ii) of this Agreement.

          "Control" or "Controlled" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting interests, by contract or otherwise.

          "CT" shall have the meaning given to such term in the preamble of this Agreement.

          "CT Board Certificate" shall mean the certificate and attached copy of the applicable resolutions of CT's board of directors, in the form of Exhibit R hereto, signed by the Vice Chairman and Chief Executive Officer of CT and dated the date hereof certifying to General REMI II that the Board of Directors of CT at a meeting duly called and held has created two vacancies on CT's Board of Directors as provided in the By-Laws of CT and has filled such vacancies by nominating the CIG Parties Initial Board Designees as directors to serve until the next annual meeting of the stockholders of CT or until their successors have been elected and have qualified.

          "CT's Business Plan" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT-F2-GP Capital Formation Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT Class A Common Stock" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT D&O Certificate" shall mean the certificate in the form of Exhibit S hereto signed by the Vice Chairman and Chief Executive Officer of CT and dated the date hereof certifying to the CIG Parties that the directors' and officers' liability insurance policies attached to such certificate are in full force and effect and that they cover the CIG Parties Designees as provided in Section 2.10 hereof.

          "CT Fund Control Person Member" shall mean the Affiliate of CT that is a member of a Fund Control Person of a Subsequent Fund.

          "CT Guaranty" shall have the meaning given to such term in the Whereas clause hereof.

          "CT Management Stockholders" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT Parties  Commitment"  shall have the meaning given to such term in
Section 2.5(b) of this Agreement.

          "CT-F1" shall have the meaning given to such term in the preamble of this Agreement.

          "CT-F2-GP" shall have the meaning given to such term in the preamble of this Agreement.

          "CT-F2-LP" shall have the meaning given to such term in the preamble of this Agreement.

          "CT Parties" shall have the meaning given to such term in the preamble of this Agreement.

          "CTIMCO" shall have the meaning given to such term in the preamble of this Agreement.

          "CTP" shall mean the $150,000,000 in the aggregate liquidation amount of 8.25% step up convertible trust preferred securities representing undivided beneficial interest in the assets of the CT Convertible Trust I, a Delaware statutory business trust and consolidated subsidiary of CT (the "Trust"), which was organized pursuant to that certain declaration of trust, dated and effective as of July 28, 1998, as amended, by CT and the Trustees as defined therein and the holders, from time to time, of undivided beneficial interest in the Trust and commonly referred to by CT as the "CTP."

          "CTP Holders" shall mean the holders of one hundred percent (100%) of the aggregate liquidation amount of the CTP.

          "CTP Modification Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CTP Securities" shall have the meaning given to such term in the CTP Modification Agreement.

          "CTP Term Sheet" has the meaning given to such term in the Whereas clauses hereof.

          "Cumulative Investment Management Fee" shall have the meaning given to such term in Section 2.11 hereof.

          "Cumulative Investment Management Fee Base" shall mean the aggregate Investment Management Fee Base for all the Investment Management Fee Base Funds determined as at a date that is five (5) Business Days prior to the end of each calendar quarter and applicable with respect to the then next succeeding calendar quarter calculated as provided in Section 2.11 hereof.

          "Cumulative Investment Management Fee Base Certificate" shall have the meaning given to such term in Section 2.11 hereof.

          "Cumulative Investment Management Fee Deficiency Amount" shall have the meaning given to such term in Section 2.11 of this Agreement.

          "Cumulative Management Fee" shall mean the aggregate Management Fee payable by each of the Investment Management Fee Base Funds to its respective Fund Control Person on the first day of a calendar quarter with respect to that calendar quarter.

          "Definitive Proposed Fund Acceptance" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Definitive Proposed Fund Offer" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Definitive Proposed Fund Rejection" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Disability" or "Disabled" with respect to any Key Individual shall mean the determination of a qualified licensed physician reasonably acceptable to the subject Key Individual having admission privileges at a hospital located in the Borough of Manhattan in New

York City that such Key Individual is unable to engage in substantially all of the activities required by him under the Fund I Investment Management Agreement, the Fund II Investment Management Agreement and all similar investment management agreements entered into between CTIMCO (or affiliated investment manager) and Fund Control Persons and/or Funds by reason of any medically determined physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than five months.

          "Equity  Securities"  shall  have the  meaning  given to such  term in
Section 2.8(b) hereof.

          "Experienced  Appraiser"  shall have the meaning given to such term in
Section 4.1 hereof.

          "Extension Date" shall mean the later of the three-month period ended on March 31, 2001 if the Extension Right is exercised to extend the date on which the Unwind Right becomes exercisable for one three-month period, or the three-month period ended on June 30, 2001 if the Extension Right is exercised to extend the date upon which the Unwind Right becomes exercisable for a second three-month period.

          "Extension Right" shall mean the right of each of Limited REMI I and CT-F1 to extend the date upon which the Fund II Initial Closing must have occurred before either Limited REMI I or CT-F1 shall have the right to exercise the Unwind Right pursuant to Section 2.12 hereof for two successive three-month periods following December 31, 2000, which may not be exercised by either Limited REMI I or CT-F1 to extend such date upon which the Unwind Right becomes exercisable past June 30, 2001.

          "Fair Market Value" shall mean, with respect to an asset, the price at which that asset would be sold between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts concerning the asset and neither acting under any compulsion to buy or sell.

          "Fiscal Year" shall mean any twelve month period ended December 31.

          "Fund" or "Funds" shall have the meaning given to such terms, respectively, in the Whereas clauses of this Agreement.

          "Fund Control Person" shall mean the general partner of Fund II and each Other Fund or if an Other Fund shall not be structured as a partnership then the managing member of an Other Fund if structured as a limited liability company or such other Person as may have effective Control of an Other Fund if such Other Fund is structured in a manner other than as a partnership or limited liability company.

          "Fund I" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Investment Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Promissory Note" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant Purchase Agreement" shall mean the Warrant Purchase Agreement pursuant to which Limited REMI I shall purchase the Fund I Warrant from Fund I in consideration of the delivery of the Fund I Promissory Note to Fund I.

          "Fund II" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II General Partner" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II General Partner Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Initial Closing" shall have the meaning given to such term in
Section 2.2 of this Agreement.

          "Fund II Investment Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Partnership Agreement" shall mean the amended and restated agreement of limited partnership of Fund II.

          "Fund II PPM" shall mean the confidential private placement memorandum of Fund II to be prepared by General REMI II and CT-F2-GP.

          "Fund II Purchase Warrant" shall mean the warrant which, as set forth in Section 2.2(b) hereof and subject to the conditions described in Section 2.2(b) hereof, shall be (i) executed and delivered by CT to CT-F2-GP, (ii) contributed by CT-F2-GP to the Fund II General Partner, and (iii) sold by the Fund II General Partner to General REMI II concurrently with the Initial Closing of Fund II, and which shall contain the right to purchase a number of shares of CT Class A Common Stock as set forth in Section 2.2(b)(iv) hereof.

          "Fund II Purchase Warrant Promissory Note" shall have the meaning given to such term in Section 2.2 hereof.

          "Fund II Service Warrant" shall mean that warrant which, as set forth in Section 2.2(b) hereof and subject to the conditions described in Section 2.2(b) hereof, shall be (i) executed and delivered by CT to CT-F2-GP, (ii) contributed by CT-F2-GP to the Fund II General Partner, and (iii) assigned by the Fund II General Partner to Limited REMI II concurrently with the Initial Closing of Fund II, and which shall contain the right to purchase a number of shares of CT Class A Common Stock as set forth in Section 2.2(b)(iv) hereof.

          "Fund II Warrant Purchase Agreement" shall mean the Warrant Purchase Agreement entered into on the date hereof pursuant to which General REMI II or its Affiliate shall purchase forward the Fund II Purchase Warrant or the Subsequent Funds Purchase Warrant, as the case may be, from the Fund II General Partner or Subsequent Fund's Fund Control Person, as the case may be, in consideration of the delivery of, or an adjustment to, the Fund II Purchase Warrant Promissory Note in the form of Exhibit T hereto.

          "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis throughout the term of this Agreement.

          "General REMI II" shall have the meaning given to such term in the preamble of this Agreement.

          "Initial Closing Purchase Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Initial Closing Service Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Initial  Share  Number"  shall have the meaning given to such term in
Section 2.2 hereof.

          "Invested Capital" shall mean with respect to any Fund the aggregate capital invested by partners or members in the Fund net of that portion of distributions made to such partners or members constituting the cost basis return of capital and net of realized losses.

          "Investment Management Fee" shall have the meaning given to such term in Section 2.11 of this Agreement.

          "Investment Management Fee Base" with respect to any Fund (i) during such Fund's Investment Period shall mean (y) the aggregate capital commitments to such Fund, and, without duplication, (z) aggregate capital contributions made by investors pursuant to their capital commitments to such Fund, and (ii) after such Fund's Investment Period shall mean Invested Capital.

          "Investment Management Fee Base Funds" shall mean Fund II and each Subsequent Fund or Other Fund.

          "Investment Period" with respect to any Fund shall mean the period commencing on the first closing of such Fund and ending on such date as is provided in such Fund's partnership agreement or other governing instrument during which the Fund shall be permitted to invest the capital of such Fund in Business assets.

          "Key Individuals" shall have the meaning given to such term in Section
2.13 of this Agreement.

          "Key Individuals Requirement" shall mean the covenants of CTIMCO set forth in Section 1.3 of the Fund I Investment Management Agreement, Section 1.4 of the Fund II Investment Management Agreement, and substantially the same covenants relating to Key Individuals to be set forth in each investment management agreement between CTIMCO (or its affiliated investment management company) and each Fund Control Person and each Fund.

          "LIBOR" shall mean, with respect to the Cumulative Management Fee Deficiency Amount outstanding at the time of payment thereof pursuant to Section 2.11(c)(i) of this Agreement, an interest rate per annum (calculated as simple interest, not compounded) equal to the rate of the offered quotation, if any, to first class banks in the 30 day London Interbank Offer Rate market for US dollar deposits of amounts in immediately available funds comparable to the principal amount of the Cumulative Management Fee Deficiency Amount outstanding at the time of payment thereof pursuant to Section 2.11(c)(i) of this Agreement with maturities comparable to the period of time from the initial determination of the Cumulative Management Fee Deficiency Amount until the payment thereof in accordance with Section 2.11(c)(i) of this Agreement as of 10:00 a.m. (New York time) on the date of the such initial determination.

          "Limited REMI I" shall have the meaning given to such term in the preamble of this Agreement.

          "Limited REMI I Capital Formation Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Limited REMI II" shall have the meaning given to such term in the preamble of this Agreement.

          "Management Fee" shall mean the management fee payable by each Fund other than Fund I to its respective Fund Control Person or affiliated management company.

          "Mezzanine Business" shall mean the making of Mezzanine Investments.

          "Mezzanine Investments" shall mean high-yielding loans to commercial real estate owners and property developers that are subordinate to senior financing and are evidenced by a subordinate mortgage, a subordinate participation in an integrated whole loan, or a pledge of the ownership interests in the borrowing property owner. In some cases, the investment may take the form of certificates in a trust or a preferred equity interest in the property owning entity.

          "Mortgage Loans" shall mean senior and subordinated loans, whether interim, mid-term or long-term or a combination of the foregoing, to commercial real estate owners and property developers.

          "Notice" shall have the meaning given to such term in Section 8.2 hereof.

          "NYSE" shall mean the New York Stock Exchange.

          "Option  Period"  shall have the meaning given to such term in Section
2.6 of this Agreement.

          "Other Funds" or "Other Fund" shall have the respective meanings given to such terms in the Whereas clauses of this Agreement.

          "Placement Agent Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Private   Banking   Client   Commitments"   shall  mean  any  capital
commitments made by Citibank Private Banking Clients to Fund II, Subsequent Funds or any Other Funds, as the case may be.

          "Person" shall mean any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, limited liability company, limited liability partnership, real estate investment trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

          "Proposed  Fund" shall have the meaning  given to such term in Section
2.6 of this Agreement.

          "Proposed Fund Key Items" shall have the meaning given to such term in
Section 2.6 hereof.

          "Proposed  Fund Notice"  shall have the meaning  given to such term in
Section 2.6 of this Agreement.

          "Proposed  Fund Offer"  shall have the  meaning  given to such term in
Section 2.6 of this Agreement.

          "Pro Rata Share" shall have the meaning  given to such term in Section
2.11 of this Agreement.

          "Registration Rights Agreement" shall mean the agreement pursuant to which CT agrees to register the CT Class A Common Stock issuable pursuant to the Fund I Warrant, the Fund II Purchase Warrant, the Fund II Service Warrant, the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant substantially in the form of Exhibit U hereto (the "Registration Rights Agreement").

          "REIT" shall mean a real estate investment trust within the meaning of
Section 856 of the Code.

          "REIT  Tax  Matters"  shall  have the  meaning  given to such  term in
Section 2.14 of this Agreement.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "SSB" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Shortfall  Amount"  shall have the meaning given such term in Section
2.11 hereof.

          "Stockholder Approval Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Stockholder Voting and Lock-Up Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Subordinated Interests" shall mean rated and unrated interests in public and private commercial mortgage backed securities.

          "Subsequent  Closing"  shall  have the  meaning  given to such term in
Section 2.2 hereof.

          "Subsequent Closing Purchase Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Subsequent Closing Service Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Subsequent Funds" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Subsequent Funds Purchase Warrant" shall mean any warrant which, as set forth in Section 2.2(c) hereof and subject to the conditions described in
Section 2.2(c) hereof, shall be (i) executed and delivered by CT to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be,
(ii) contributed by either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, and (iii) sold by the Fund II General Partner or the Fund Control Person of the applicable
Subsequent Fund, as the case may be, to General REMI II or its Affiliate, concurrently with a subsequent closing of Fund II or a closing of a Subsequent Fund, as the case may be, and which shall contain the right to purchase a number of shares of CT Class A Common Stock pursuant to Section 2.2(c)(ii) hereof.

          "Subsequent Funds Purchase Warrant Promissory Note" shall have the meaning given to such term in Section 2.2(c)(ii) hereof.

          "Subsequent Funds Service Warrant" shall mean any warrant which, as set forth in Section 2.2(c) hereof and subject to the conditions described in
Section  2.2(c)  hereof,  shall be

(i) executed and delivered by CT to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, (ii) contributed by either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, and (iii) assigned by the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, to Limited REMI II or its Affiliate, concurrently with a Subsequent Closing and which shall contain the right to purchase a number of shares of CT Class A Common Stock pursuant to Section 2.2(c)(ii) hereof.

          "Subsequent Share Number" shall have the meaning given to such term in
Section 2.2 hereof.

          "Termination  Right"  shall  have the  meaning  given to such  term in
Section 2.12(e) hereof.

          "Transaction Documents" shall mean all of the documents attached hereto as Exhibit A through Exhibit U hereof.

          "Unwind" shall have the meaning given to such term in the Fund I Agreement.

          "Unwind Right" shall mean the respective rights of Limited REMI I and CT-F1 set forth in Section 2.12 of this Agreement to cause the Unwind to occur pursuant to the Fund I Agreement.

          "Warrant Issuance" shall mean the issuance of the Fund II Purchase Warrant, the Fund II Service Warrant, the Subsequent Funds Purchase Warrant, and the Subsequent Fund Service Warrant by CT to CT-F2-GP for subsequent contribution to the Fund II General Partner with respect to Fund II and to C2-F2-GP or its Affiliate for subsequent contribution to the Fund Control Persons in connection with any Subsequent Funds as provided herein.

          "Warrant Purchase Agreement" shall mean the Fund II Warrant Purchase Agreement as such may be modified and assigned from time to time as contemplated in Section 2.2 hereof.

     1.2. General References. References in this Agreement to "Articles," "Sections," "Exhibits" and "Schedules," shall be to the Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specifically provided; any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference; the words "herein", "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any Person shall be deemed to include such Person's permitted heirs, personal representatives, successors and assigns; and (b) to any agreement, any document or any other written instrument shall be a reference to such agreement, document or instrument together with all exhibits, schedules, attachments and appendices thereto, and in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (c) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time with an effective date rendering such change applicable to the event or transaction in question.

                                   ARTICLE II
                                   THE VENTURE

     2.1. Agreements Executed and Delivered Simultaneously with this Agreement. Simultaneously with the execution and delivery of this Agreement, the respective parties to the following agreements have executed and delivered such agreements to the respective other parties to such agreements: the CT-F2-GP Capital Formation Agreement, the CT Guaranty, the Fund I Agreement, the Fund I Investment Management Agreement, the Fund I Promissory Note, the Fund I Warrant Agreement, the Fund I Warrant Purchase Agreement, the Fund II Investment Management Agreement, the Fund II General Partner Agreement, the Fund II Warrant Purchase Agreement, the Limited REMI I Capital Formation Agreement, the
Placement Agent Agreement, the Stockholder Voting and Lock-Up Agreement, the Stockholder Approval Agreement and the TIC Guaranty. As soon as practicable after the date hereof, (i) CT shall deliver to the CIG Parties copies of the fully executed Co-Investment Termination Agreement, the CTP Modification Agreement (and the documents and agreements referenced therein), and (ii) CT and the CIG Parties shall cooperate in good faith to finalize the Registration
Rights  Agreement  and to  execute  and  deliver  the same to each  other.

     2.2. Agreements to be Executed and Delivered in Connection with the Closings of Fund II and Subsequent Funds.(a) The parties hereby agree that promptly after the date hereof each will cooperate with the other and SSB in good faith to prepare the Fund II PPM and the Fund II Partnership Agreement. The parties hereby agree to use their reasonable commercial efforts to market and promote Fund II to potential third party investors (including Citibank Private Banking Clients) and to effectuate the Fund II Initial Closing on or prior to December 31, 2000 (or the Extension Date), or earlier if practicable.

          (b) The initial closing of Fund II (the "Fund II Initial Closing") shall take place promptly after the capital commitments to Fund II aggregate at least $495,833,334, which sum shall include the capital commitment pursuant to the CIG Parties Commitment and shall include the capital commitment of the CT Parties pursuant to the CT Parties Commitment. If the Fund II Initial Closing occurs on or prior to December 31, 2000, or any Extension Date, then at the Fund II Initial Closing:

               (i) Limited REMI II shall execute and deliver the Fund II Partnership Agreement to the Fund II General Partner and shall commit to contribute to the capital of Fund II pursuant to the CIG Parties Commitment, and CT-F2-LP shall execute and deliver the Fund II Partnership Agreement to the Fund II General Partner and shall commit to contribute to the capital of Fund II pursuant to the CT Parties Commitment;

               (ii) General REMI II and CT-F2-GP shall cause the Fund II General Partner to execute and deliver the Fund II Partnership Agreement and all related subscription agreements and other agreements and documents to be executed by the Fund II General Partner pursuant to the Fund II Partnership Agreement (other than the Fund II Investment Management

Agreement which shall be executed and delivered by and between the parties thereto pursuant to Section 2.1 hereof);

               (iii)  If the  approval  by  CT's  stockholders  of  the  Warrant
Issuance as provided in Section 2.3 has been obtained, CT shall execute and deliver a Fund II Purchase Warrant and a Fund II Service Warrant as set forth in this Section 2.2(b) to CT-F2-GP, in which case CT-F2-GP shall contribute the Fund II Purchase Warrant and the Fund II Service Warrant to the Fund II General Partner, that contain the right to purchase an aggregate number of shares of CT Class A Common Stock (subject to adjustment as provided therein) equal to (w) 500,000 (the "Base Share Number") plus (x) the number (the "Initial Share Number") obtained by multiplying 4,750,000 by the lesser of (a) one (1) or (b) the fraction obtained by dividing the sum of the aggregate dollar amount committed by the CIG Parties and the aggregate Private Banking Client Commitments made at the Fund II Initial Closing by $250,000,000; provided however, CT shall not be obligated to issue pursuant to Sections 2.2(b) and 2.2(c) warrants to purchase more than 5,250,000 shares of CT Class A Common Stock in the aggregate. CT shall issue a Fund II Purchase Warrant and a Fund II Service Warrant for subsequent purchase or assignment, as the case may be, as follows. The number of shares issuable upon exercise of the Fund II Purchase Warrant that may be purchased by General REMI II from the Fund II General Partner pursuant to the Fund II Warrant Purchase Agreement at the Fund II Initial Closing shall be the sum of (y) the Base Share Number and (z) a number determined by multiplying the Initial Share Number by a fraction the numerator of which is the dollar amount committed by the CIG Parties at the Fund II Initial Closing and the denominator of which is the sum of the aggregate dollar amount committed by the CIG Parties and the aggregate Private Banking Client Commitments at the Fund II Initial Closing (the "Initial Closing Purchase Warrant Number"). The number of shares issuable upon exercise of the Fund II Service Warrant to which Limited REMI II shall be entitled to have the Fund II General Partner assign to it at the Fund II Initial Closing shall be determined by multiplying the Initial Share Number by a fraction the numerator of which is the aggregate Private Banking Client Commitments made at the Fund II Initial Closing and the denominator of which is the sum of the aggregate Private Banking Client Commitments and the aggregate dollar amount committed by the CIG Parties at the Fund II Initial Closing (the "Initial Closing Service Warrant Number");

               (iv) General REMI II and CT-F2-GP shall cause the Fund II General Partner to sell and assign to General REMI II pursuant to the Fund II Warrant Purchase Agreement the Fund II Purchase Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Purchase Warrant Number in consideration of the execution and delivery to the Fund II General Partner of a promissory note substantially in the form of the Fund I Promissory Note in a principal amount equal to $0.32 per share of CT Class A Common Stock times the Initial Closing Purchase Warrant Number (the "Fund II Purchase Warrant Promissory Note"). General REMI II and CT-F2-GP shall also cause the Fund II General Partner to assign and deliver to Limited REMI II the Fund II Service Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Service Warrant Number. CT hereby consents to such sales and/or assignments and agrees to enter General REMI II as the record owner of such Fund II Purchase Warrant and Limited REMI II as the record owner of such Fund II Service Warrant on its books and records as the record holders thereof.

               (v) General REMI II and the Fund II General Partner shall execute and deliver to each other the Fund II Warrant Purchase Agreement, and General REMI II shall execute and deliver the Fund II Initial Closing Purchase Warrant Promissory Note to the Fund II General Partner;

               (vi) General REMI II and CT-F2-GP shall cause the Fund II General Partner to execute and deliver, and the Fund II General Partner shall cause Fund II to execute and deliver, the Fund II Management Agreement; and

               (vii) General REMI II and CT-F2-GP shall execute and deliver to each other, and shall cause their Affiliates, agents and counsel to execute and deliver, customary documentation, certificates, schedules and opinions related to the Fund II Initial Closing.

          (c) (i) At each subsequent closing of Fund II and each closing of each Subsequent Fund (each a "Subsequent Closing") until the aggregate CIG Parties Commitment has been made in accordance with Section 2.5, if the approval by CT's stockholders of the Warrant Issuance as provided in Section 2.3 has been obtained, CT shall execute and deliver a Subsequent Funds Purchase Warrant and a Subsequent Funds Service Warrant to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, in which case CT-F2-GP or the CT Fund Control Person Member shall contribute the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, that contain the right to purchase an aggregate number of shares of CT Class A Common Stock (subject to adjustment as provided therein) equal to the number obtained by multiplying 4,750,000 by the lesser of (a) one (1) or (b) the fraction obtained by dividing the additional aggregate dollar amount committed by the CIG Parties and the Private Banking Client Commitments at such Subsequent Closing (i.e., excluding commitments made at prior closings) by $250,000,000 (each a "Subsequent Share Number"). CT shall issue a Subsequent Funds Purchase Warrant and a Subsequent Funds Service Warrant for subsequent purchase and/or assignment as follows. The number of shares issuable upon exercise of the Subsequent Funds Purchase Warrant that may be purchased pursuant to a Warrant Purchase Agreement at each such Subsequent Closing shall be determined by multiplying the Subsequent Share Number by a fraction the numerator of which is the additional dollar amount committed by the CIG Parties at such Subsequent Closing (i.e., excluding commitments made at prior closings) and the denominator of which is the sum of the aggregate dollar amount committed by the CIG Parties and the additional aggregate Private Banking Client Commitments at such Subsequent Closing (i.e., excluding commitments made at prior closings) (the "Subsequent Closing Purchase Warrant Number"). The number of shares issuable upon exercise of the Subsequent Funds Service Warrant to which Limited REMI II or its Affiliates shall be entitled to have assigned and delivered to it at such Subsequent Closing shall be determined by multiplying the Subsequent Share Number by a fraction the numerator of which is the aggregate additional Private Banking Client Commitments made at such Subsequent Closing (i.e., excluding commitments made at prior closings) and the denominator of which is the sum of the additional aggregate Private Banking Client Commitments and the additional aggregate dollar amount committed by the CIG Parties at such Subsequent Closing (the "Subsequent Closing Service Warrant Number").

               (ii) At each such closing, the Fund II General Partner or each Subsequent Fund's Fund Control Person, as the case may be, shall sell and assign to General REMI II or, in the case of a subsequent Fund, to its designated Affiliate pursuant to a Warrant Purchase Agreement the Subsequent Funds Purchase Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Subsequent Closing Purchase Warrant Number in consideration of, in the case of Fund II, an adjustment by the Fund II General Partner and General REMI II of Exhibit A to the Fund II Purchase Warrant Promissory Note as set forth in the Fund II Warrant Purchase Agreement and, in the case of a Subsequent Fund, the execution and delivery to such Subsequent Fund's Fund Control Person of a promissory note substantially in the form of the Fund II Purchase Warrant Promissory Note in the principal amount equal to $0.32 per share (the "Subsequent Funds Purchase Warrant Promissory Note") and shall assign and deliver the Subsequent Funds Service Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Subsequent Closing Service Warrant Number to Limited REMI II or, in the case of a Subsequent Fund, to its designated Affiliate. CT hereby consents to such sale and/or assignments and agrees to enter on its books and records General REMI II or, in the case of a Subsequent Fund, to its Affiliate as the record owner of such Subsequent Funds Purchase Warrant and Limited REMI II or, in the case of a Subsequent Fund, its Affiliate as the record owner of such Subsequent Funds Service Warrant. In addition, General REMI II in the case of Fund II shall execute and deliver the Fund II Purchase Warrant Promissory Note to the Fund II General Partner and, in the case of a Subsequent Fund, General REMI II's Affiliate shall execute and deliver the Subsequent Funds Purchase Warrant Promissory Note to each Subsequent Fund's Fund Control Person. Furthermore, General REMI II shall cause each Subsequent Fund's Fund Control Person from which General REMI II's Affiliate shall have purchased such Subsequent Funds Purchase Warrant to treat the effect of the foregoing on the books and records of each such Fund Control Person in substantially the same manner as the purchase and assignment of the Fund I Warrant are treated in the Fund I Agreement.

          (d) The Fund II General Partner and Limited REMI II, for themselves and on behalf of each such Fund Control Person, acknowledge that the Fund II Service Warrants and the Subsequent Funds Service Warrants issuable pursuant to
Section 2.2(b) and 2.2(c) are the only compensation to which Limited REMI II (or with respect to Subsequent Funds, its Affiliates) shall be entitled in consideration of its raising capital from the Citibank Private Banking Clients.


     2.3. Approval by CT's Stockholders. The CIG Parties acknowledge that the Warrant Issuance is subject to the prior approval by CT's stockholders. CT, acting through its board of directors, shall in accordance with Maryland law, duly call, give notice of, and convene and hold a special meeting of stockholders (the "Special Meeting") to be held as soon as reasonably practicable for the purpose of voting on the approval of the Warrant Issuance. Subject to any duties of directors under Maryland law based on advice of counsel, CT's board of directors shall, in connection with such meeting, unanimously recommend that CT's stockholders approve the Warrant Issuance and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of the stockholders in favor of the Warrant Issuance. Without limiting the foregoing, CT shall: (i) within thirty (30) days (subject to extension for an additional fifteen (15) days upon request by CT to General REMI II and General REMI II's consent thereto, which consent shall not be withheld if CT is diligently pursuing such preparation and filing) of the date of this Agreement prepare and file a preliminary proxy statement and form of proxy relating to the approval of the Warrant Issuance with the SEC in compliance with applicable securities laws and regulations (ii) as soon as practicable after the date any SEC comments thereon or on any revised materials have been cleared, shall mail to CT's stockholders definitive proxy materials and (iii) as soon as practicable after the date of mailing shall hold the Special Meeting.

     2.4. Business Plan. General REMI II and CT-F2-GP hereby approve the Business Plan for the Funds. The Business Plan may be modified or amended, and variances therefrom may be made, only with the prior written consent of both General REMI II and CT-F2-GP, which consent may be withheld or granted in each party's sole discretion. The Business Plan shall be applicable to all of the Funds other than Fund I, it being agreed between the parties that the business of Fund I shall be determined as set forth in the Fund I Agreement. The respective definitions of "Business" and "Mezzanine Business" as used in this Agreement may not be modified or amended, whether by modifications or amendments to the Business Plan or otherwise, except by an amendment to this Agreement as provided in this Agreement and no usage of such terms in the Business Plan or other documents or agreements amongst the parties shall affect or modify, or be interpreted to affect or modify, the respective definitions of such terms in this Agreement or in any amendment to this Agreement.

     2.5. The CIG Parties Commitment; CT Parties Commitment. (a) The CIG Parties hereby commit to contribute to the capital of Fund II (including any capital commitment to the Fund II General Partner or to the Fund Control Person of any Subsequent Fund necessary to permit the Fund II General Partner or such Fund Control Person to make its capital commitments to Fund II or to such Subsequent Fund and to pay any placement fees and any organizational costs not paid by the applicable Fund) at the Fund II Initial Closing and at each subsequent closing of Fund II, one dollar for every three dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing, provided, however, that the CIG Parties shall have no obligation to make aggregate capital commitments to Fund II in an amount greater than $250,000,000. To the extent that the CIG Parties' aggregate capital commitments to Fund II pursuant to the foregoing sentence are less than $250,000,000, at each successive closing of each Subsequent Fund proposed by CT pursuant to the procedures set forth in Section
2.6 (a) hereof that occurs on or prior to December 31, 2001, the CIG Parties in the aggregate shall commit, or cause one or more of their Affiliates to commit, to contribute to the capital of such Subsequent Fund (either directly or through the applicable Fund Control Person) one dollar for every three dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing until the aggregate capital commitments of the CIG Parties and/or their Affiliates to Fund II and such Subsequent Fund shall equal $250,000,000. Any capital commitments made by the CIG Parties or any of their Affiliates shall first be made in an amount sufficient (together with the commitments made by the CT Parties or their Affiliates) to permit the Fund II General Partner or the Fund Control Person of each Subsequent Fund, as the case may be, to meet its capital commitment to Fund II or such Subsequent Fund and then as limited partners in Fund II or as limited partners or members in any Subsequent Funds. Any commitment made by the CIG Parties or their Affiliates as a limited partner or member to any Fund shall be made on the same basis and same terms and conditions as those made by third party investors in the applicable Fund. The aggregate capital commitments by the CIG Parties and its Affiliates at the Fund II Initial Closing, each subsequent closing of Fund II and each closing of each Subsequent Fund made in accordance with the foregoing are collectively referred to herein as the "CIG Parties Commitment."

          (b) The CT Parties hereby agree that for each four dollars committed by the CIG Parties or their Affiliates in the aggregate pursuant to the CIG Parties Commitment, the CT Parties will commit one dollar to the capital of Fund II and any Subsequent Funds (including any capital commitment to the Fund II General Partner or to the Fund Control Person of any Subsequent Fund necessary to permit the Fund II General Partner or such Fund Control Person to make its capital commitments to Fund II or to such Subsequent Fund and to pay any placement fees and any organizational costs not paid by the applicable Fund) proposed by CT pursuant to Section 2.6 hereof at the same time as the CIG Parties or their Affiliates invest pursuant to Section 2.5(a) hereof; provided, however that CT will have no obligation to make aggregate capital commitments in an amount greater than $62,500,000. Any capital commitments made by the CT Parties shall first be made in an amount sufficient (together with the commitments made by the CIG Parties and their Affiliates) to permit the Fund II General Partner or the Fund Control Person of each Subsequent Fund, as the case may be, to meet its capital commitment to Fund II or such Subsequent Fund and then as a limited partner in Fund II or as a limited partner or member in any Subsequent Funds. Any commitment made by the CT Parties as a limited partner or member to any Fund shall be made on the same terms and conditions as the CIG Parties as provided in Section 2.5(a) hereof. The aggregate capital commitments by the CT Parties at the Fund II Initial Closing, each subsequent closing of Fund II and each closing of each Subsequent Fund made in accordance with the foregoing are collectively referred to herein as the "CT Parties Commitment."

     2.6. General REMI II's Right of First Refusal. (a) Subject to Section 2.7 below, if at any time after the Fund II Initial Closing, CT or any of its Affiliates desires to form an Other Fund (a "Proposed Fund"), it shall deliver notice (the "Proposed Fund Notice") thereof to General REMI II which sets forth a term sheet summary of the material terms and conditions of the Proposed Fund (providing particular details with respect to (i) the proposed management fee payable by the Proposed Fund to the Fund Control Person, (ii) the "promote" or "carried interest" to be distributed to the Fund Control Person, (iii) the preferred return to the limited partners or members, (iv) the Investment Period,
(v) the term of the Proposed Fund, (vi) the Proposed Fund's investment strategy and business plan, (vii) the anticipated timing of the offering, (viii) the proposed placement agent(s), (ix) the minimum dollar size of the Proposed Fund,
(x) the amount of the CT Parties  commitment,  if any, to the Proposed Fund, and
(xi) such other items as the parties may from time to time mutually agree -- all of the foregoing are herein after referred to collectively as the "Proposed Fund Key Items" or individually as a "Proposed Fund Key Item"). The Proposed Fund Notice shall be deemed an offer by CT to General REMI II or its designated Affiliate to co-sponsor the Proposed Fund, to share ownership of the Fund Control Person on a 50/50 basis, to share in the "promote" or "carried interest" to be distributed to the Fund Control Person of the Proposed Fund on a 50/50 basis, and share on a 50/50 basis the net management profits (after payment of the applicable Investment Management Fee and any other costs) (the "Proposed Fund Offer"). Except as provided below, General REMI II shall have sixty days from the date of its receipt of the Proposed Fund Notice (the "Option Period") to consider such Proposed Fund Offer. During such period, CT shall afford General REMI II or its Affiliates, as well as any prospective placement agents, full opportunity to conduct customary due diligence with respect to CT and such Proposed Fund. During such sixty-day period the parties shall cooperate in good faith to agree on the Proposed Fund Key Items. If after 30 days from the date of the Proposed Fund Notice the parties are unable to agree on the Proposed Fund Key Items, and any one of the investment banking firms listed on Schedule 2.6 hereof selected by CT informs the parties in writing that it believes the Proposed Fund Key Items, as modified, if at all, pursuant to such good faith discussions between the parties, are then "market" terms and that such investment banking firm is willing to serve as placement agent of the Proposed Fund on a contingent and success fee basis in accordance with such Proposed Fund Key Items, then upon the parties receipt of such written notice from the investment banking firm the Proposed Fund Offer shall be deemed definitive (a "Definitive Proposed Fund Offer"). On or before the expiration of a ten-day period from the date the Proposed Fund is first deemed a Definitive Proposed Fund Offer, General REMI II shall deliver to CT either a notice of acceptance of the Definitive Proposed Fund Offer (a "Definitive Proposed Fund Acceptance") or a notice of rejection of the Definitive Proposed Fund Offer (a "Definitive Proposed Fund Rejection"). If General REMI II shall fail to deliver either a Definitive Proposed Fund Acceptance or a Definitive Proposed Fund Rejection within the Option Period, it shall be deemed to have delivered a Definitive Proposed Fund Rejection as at the last day of the Option Period.

          (b) A Proposed Fund with respect to which General REMI II shall have delivered a Definitive Proposed Fund Acceptance shall be deemed to be an Other Fund. If General REMI II delivers to CT a Definitive Proposed Fund Acceptance within the Option Period, CT and General REMI II or its designated Affiliate shall cooperate in good faith to prepare all offering materials, forms of agreements and all other materials related to the Proposed Fund and to market the Proposed Fund in as expeditious a manner as is practicable under the circumstances. Subject to Section 2.5(a), the Definitive Proposed Fund Acceptance shall be deemed to constitute the obligation of General REMI II or its Affiliate to commit to contribute to the capital of the Proposed Fund at each closing of the Proposed Fund one dollar for every four dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing, provided, however, that neither General REMI II nor its Affiliates shall be obligated to make aggregate capital commitments to the Proposed Fund in an amount greater than $200,000,000, including 50% of any capital commitment to such Proposed Fund's Fund Control Person necessary to permit such Fund Control Person to make its capital commitment to such Proposed Fund and to pay any placement fees and any organizational costs not paid by such Proposed Fund. CT shall not be required to make any capital commitment to such Proposed Fund other than 50% of any capital commitment to such Proposed Fund's Fund Control Person necessary to permit such Fund Control Person to make its capital commitment to such Proposed Fund and to pay any placement fees and any organizational costs not paid by such Proposed Fund. All additional capital commitments made by General REMI II or any of its Affiliates pursuant to the foregoing provisions of this Section 2.6(b), and any additional capital commitments made by CT or its Affiliates in a Proposed Fund, shall be made on the same basis and same terms and conditions as those made by the third party investors in the Proposed Fund.

          (c) If General REMI II delivers or is deemed to have delivered a Definitive Proposed Fund Rejection with respect to a Definitive Proposed Fund Offer, CT shall have the right to sponsor the Proposed Fund (even where the Proposed Fund Key Items of the Proposed Fund are modified). If pursuant to the foregoing procedures of this Section 2.6, General REMI II shall have delivered or shall be deemed to have delivered a Definitive Proposed Fund Rejection with respect to two Proposed Funds, CT shall have the right to terminate General REMI II's right of first refusal set forth in this Section 2.6 and CT may exercise such right by providing General REMI II with written notice of such termination; provided, however, if the CT Parties or their Affiliates are unable to close a Proposed Fund (whether or not on the same or different Proposed Fund Key Items for which General REMI II delivered or was deemed to have delivered a Definitive Proposed Fund Rejection) then any such rejection by General REMI II shall not constitute a Definitive Proposed Fund Rejection for purposes of this sentence.

     2.7. CIG Real Estate Exclusivity. (a) During the period commencing on the date of the Fund II Initial Closing and continuing through the respective Investment Periods of Fund II, Subsequent Funds and any Other Funds, the following shall apply:

               (i) During the applicable Fund's Investment Period, if CIG Real Estate is presented with a candidate transaction relating directly to the Mezzanine Business in the United States and CIG Real Estate has developed enough information about the candidate transaction to conclude preliminarily that it is interested in pursuing it (a "Candidate Mezzanine Business Transaction"), CIG Real Estate shall provide notice (a "Candidate Transaction Notice") thereof to CT, with a copy to the applicable Fund Control Person, for consideration by CT and the applicable Fund Control Person on behalf of the applicable Fund. To the extent such information is known to CIG Real Estate, the Candidate Transaction Notice shall set forth (v) the particular property that is the subject of the Candidate Mezzanine Business Transaction, (w) the name of the owner or developer of the particular property, (x) the name or names of the persons who CT should contact in order for CT to pursue the Candidate Mezzanine Business Transaction on behalf of the applicable Fund, (y) the name of the lead senior lender, and
(z) the terms and conditions of the Candidate Mezzanine Business Transaction and shall take reasonable efforts to cooperate with CT in its pursuit of the candidate transaction. CT shall have until the close of business on the second Business Day after the date of its receipt of a Candidate Transaction Notice (the "Candidate Transaction Notice Period") to elect by notice to General REMI II whether or not it wishes to pursue the Candidate Mezzanine Business Transaction on behalf of the applicable Fund (the "Election Notice"). If CT shall fail to deliver the Election Notice within the Candidate Transaction Notice Period, CT, on behalf of the applicable Fund, shall be deemed to have rejected the Candidate Mezzanine Transaction as of the last day of the Candidate Transaction Notice Period. If CT, on behalf of the applicable Fund, shall have elected or shall be deemed to have elected not to pursue the Candidate Mezzanine Business Transaction, General REMI II or any of its Affiliates shall have the right to pursue and conclude such Candidate Mezzanine Business Transaction on substantially the same terms. If CT on behalf of the applicable Fund shall have elected to pursue the Candidate Mezzanine Transaction, but later shall elect to abandon such transaction, it shall promptly provide written notice to General REMI II thereof and General REMI II or any of its Affiliates after receipt of such notice shall have the right to pursue such Candidate Mezzanine Business Transaction.

               (ii) CIG Real Estate shall not sponsor or co-sponsor any pooled investment vehicle primarily engaged in the Business other than as a co-sponsor of such vehicle along with CT; provided, however, that the foregoing shall not limit or restrict General REMI II or its Affiliates from in any manner investing in, or allowing its customers to invest in any manner in, Business assets other than investments in the Mezzanine Business; and provided further, that if any Affiliate of General REMI II acquires any entity that sponsors or co-sponsors pooled investment vehicles engaged in the Business and if the management of any such pooled investment vehicles is subsequently assigned to and undertaken by CIG Real Estate, CIG Real Estate shall have a twelve-month period following the effective date of such assignment and undertaking to cause the entity to cease investing new capital in Business assets and to cease raising capital in any such pooled investment vehicle. The restrictions contained in this clause (ii) of Section 2.7(a) are referred to herein as the "Competing Fund Restriction".

          (b) In the event that CIG Real  Estate  shall not have  complied  with
Section 2.7(a)(i) or 2.7(a)(ii), CT's exclusive remedy shall be the right to terminate General REMI II's right of first refusal set forth in Section 2.6 hereof with respect to subsequent Proposed Funds. If CT desires to terminate General REMI II's right of first refusal with respect to subsequent Proposed Funds, it shall provide thirty days' notice thereof to General REMI II stating the specific grounds for such termination provided, however, that such notice of termination shall be of no effect if CIG Real Estate shall have cured such failure to comply to the reasonable satisfaction of CT within 30 days of General REMI II's receipt of such notice of termination or if such failure to comply is not susceptible to cure within such 30-day period, CIG Real Estate has commenced within such 30-day period reasonable steps to cure such failure to the reasonable satisfaction of CT and General REMI II actually cures such failure within 60 days of receipt of such notice.

     2.8. CT Exclusivity. (a) During the period commencing on the date of the Fund II Initial Closing and continuing through the respective Investment Periods of Fund II, Subsequent Funds and any Other Funds, the CT Parties and their Affiliates' sole involvement (except as otherwise provided in this Agreement) in the Business shall be as a manager of, an advisor to and/or an investor in such Funds jointly with the CIG Parties and/or their Affiliates as provided herein and in the agreements and documents applicable to a particular Fund; provided, however, that the CT Parties may acquire any Business asset that has been declined by the CIG Parties or their affiliated member or partner of the applicable Fund Control Person as an investment for the applicable Fund.

          (b) In the event that CT shall propose to acquire Business assets in consideration of the issuance by CT of its equity or equity-related securities ("Equity Securities") or for cash or part Equity Securities/part cash, CT shall notify General REMI II as soon as practicable in advance of its intended acquisition of such Business assets but in any event no later than the date on which a term sheet is submitted to the target entity (an "Acquisition Notice"). The Acquisition Notice shall describe such Business assets in reasonable detail, include a preliminary due diligence package with respect to such Business assets, state the name(s) of the proposed seller or other transferor, state the purchase price for such Business assets, state the number and type of CT's Equity Securities and/or cash to be delivered in consideration for the sale or other transfer of such Business assets, describe any liens or other encumbrances that burden such Business assets, state CT's estimate of the Fair Market Value of any such Equity Securities, state the basis for any allocation of the estimated Fair Market Value of any such Equity Securities as between such Business assets and any other assets to be acquired by CT in connection with such transaction, state that CT is willing to sell such Business assets to the applicable Fund at CT's cost therefor (which cost may include CT's expenses allocable to its acquisition of such Business assets and their transfer to the applicable Fund), state the manner in which the foregoing expenses were determined, and state CT's intention to temporarily hold title to such Business assets with the purpose of transferring such Business assets to the applicable Fund as promptly as practicable after CT's acquisition thereof. Within 10 days of the Acquisition Notice, General REMI II shall have the right in its sole discretion to require additional due diligence materials with respect to such Business assets and the Equity Securities to be delivered to the seller or transferor in consideration thereof and the manner of determining the Fair Market Value of such Business assets and such Equity Securities. Within 30 days of General REMI II's receipt of all such due diligence materials, General REMI II shall notify CT whether General REMI II approves or rejects CT's proposed transfer of such Business assets to the applicable Fund at the stated purchase price (together with CT's expenses related thereto). If General REMI II shall reject such proposed sale of such Business assets to the applicable Fund, CT shall have the right to acquire such Business assets for its own account on substantially the same terms as set forth in the Acquisition Notice. If General REMI II shall approve such sale of such Business assets to the applicable Fund, then, subject to any restrictions or limitations set forth in the documentation relating to the applicable Fund, as soon as practicable after CT's acquisition of such Business assets, CT shall sell, convey and transfer such Business assets to the applicable Fund for the purchase price (together with CT's expenses related thereto) stated in the Acquisition Notice, payable in cash. Upon the closing of such transfer of such Business assets to the applicable Fund, CT shall, in form reasonably satisfactory to General REMI II, transfer good and marketable title to such Business assets free and clear of all liens, claims and encumbrances (other than any liens or encumbrances set forth in the Acquisition Notice), and shall assign all the rights and remedies that CT may have vis-a-vis its seller or transferor to the applicable Fund.

     2.9. Mutual Cooperation. Each of the CIG Parties and CT shall use their reasonable commercial efforts to structure each Fund so that they are able to comply with the provisions of Section 2.7 and 2.8 hereof, respectively.

     2.10. CIG Parties' Representation on CT's Board of Directors. (a) CT has on the date hereof delivered to General REMI II the CT Board Certificate and each of the CIG Parties Initial Board Designees has delivered to CT a letter accepting his appointment to CT's board of directors. The CIG Parties Initial Board Designees and all subsequent CIG Designees designated pursuant to the Stockholder Voting and Lock-Up Agreement who serve on CT's board of directors are hereinafter sometimes referred to collectively as the "CIG Parties Designees" and singly as a "CIG Parties Designee." In the event that one or both of the CIG Parties' Designees shall not be elected by CT's stockholders to CT's board of directors, such CIG Parties Designee(s) shall have (subject to mutually acceptable confidentiality agreements) the right to receive notices of meetings of CT's board of directors, to attend and participate in such meetings, and to receive all materials sent to members of CT's board of directors when and as sent to such members. The right to designate persons for election as directors pursuant to the Stockholder Voting and Lock-Up Agreement and, if not so elected, to attend and participate in board of directors meetings pursuant to this
Section 2.10(a) are referred to herein as the "CIG Parties Board Right."

          (b) Upon request from CT from time to time, General REMI II shall certify to CT that the CIG Parties and/or their Affiliates are the legal and beneficial owners of at least 4,250,000 of the Board Right Shares. In the event that (i) the CIG Parties and/or their Affiliates shall cease to comply with the CIG Parties Ownership Requirement, (ii) CIG Real Estate shall have breached the provisions of Section 2.7(a)(ii) hereof, (iii) the Fund II Initial Closing shall not have occurred by the latter of December 31, 2000 or, if applicable, any Extension Date, or (iv) either Limited REMI I or CT-F1 shall have exercised the Termination Right pursuant to Section 2.12(e) hereof, CT shall have the right to terminate the CIG Parties Board Right upon notice thereof to General REMI II stating the effective date of such termination. Thereupon, the CIG Parties Board Right shall terminate as at such effective date and the CIG Parties shall cause their designees on CT's board of directors to resign therefrom as at such date provided, however, (A) that in the event of a termination by CT or CT-F1 of the CIG Parties Board Right pursuant to the foregoing clause (iii), or clause (iv), CT or CT-F1 shall only have such right to terminate if CT or CT-F1 or Limited REMI I shall have exercised the Unwind Right and (B) that in the event of a termination pursuant to the Termination Right under Section 2.12(e) hereof then such termination of the CIG Parties Board Right shall take effect only upon completion of the Unwind or the liquidation or dissolution of Fund I pursuant to the provisions of the Fund I Agreement.

          (c) CT shall indemnify and hold harmless the CIG Parties and every CIG Parties Designee from any and all liabilities arising from or related to the CIG Parties Designee's or the CIG Parties Designees' having served on CT's board of directors in the same manner and to the same extent as other persons who serve on CT's board of directors as set forth in CT's Certificate of Incorporation, and CT's By-Laws and to the fullest extent provided by Maryland law. CT has on the date hereof delivered the CT D&O Certificate to General REMI II. CT hereby agrees that it shall maintain the directors' and officers' liability insurance policy or policies referenced in the CT D&O Certificate (or comparable policies issued by comparable insurance companies) in a face amount or face amounts at least equal to the current amount of directors' and officers' insurance maintained by CT at all times from the date hereof through the effective date of termination of the CIG Parties Board Right insuring the CIG Parties Designees and the CIG Parties as named insured parties thereunder. In the event that a policy or policies are on a "claims made" basis, CT shall purchase an "Extended Reporting" policy following the effective termination date of any such policy. Such Extended Reporting policy shall have the same policy limits and extend coverage for a minimum of three years following the original date of the cancellation of the foregoing policy or policies and for a minimum of three years following the effective date of termination of the CIG Parties Board Right. Upon request from General REMI II from time to time, CT shall (i) certify to General REMI II that such policies are in full force and effect, (ii) certify the face amount(s) of such policy or policies, and (iii) deliver copies of such policy or policies and all riders and amendments thereto to General REMI II.

     2.11. Investment Management Fees. (a) CTIMCO, the Fund II General Partner and Fund II have on the date hereof entered into the Fund II Investment Management Agreement applicable to Fund II from and after the Fund II Initial Closing. The parties hereto agree that with respect to each Subsequent Fund and each Other Fund, CTIMCO and the applicable Fund Control Person shall enter into an investment management agreement in the form of the Fund II Investment Management Agreement pursuant to which CTIMCO shall perform the investment management services referenced therein and the applicable Fund Control Person shall pay to CTIMCO its Pro Rata Share of the Cumulative Investment Management Fee determined in accordance with the provisions of this Section 2.11.

          (b) The Investment Management Fee with respect to all Investment Management Fee Base Funds shall be paid to CTIMCO quarterly in advance promptly after receipt by the Fund Control Persons of each Investment Management Fee Base Fund of their respective

Management Fee from their respective Funds. With respect to each quarter, CTIMCO shall deliver to General REMI II and to each Fund Control Person of each Investment Management Fee Base Fund a certificate (the "Cumulative Investment
Management  Fee Base  Certificate")  setting  forth  the  Cumulative  Investment
Management Fee Base and an explanation of the breakdown of the Cumulative Investment Management Fee amongst the Investment Management Fee Base Funds. The CIG Parties and the CT Parties shall cause the Fund Control Persons of each of the Investment Management Fee Base Funds to pay their Pro Rata Share (as defined herein) of Cumulative Investment Management Fees (the "Investment Management Fee") to CTIMCO within three (3) Business Days of the delivery of and certificate to the CIG Parties and such Fund Control Persons. Each Fund Control Person's pro rata share of the Cumulative Investment Management Fee for the applicable quarter shall be determined by multiplying (i) the Cumulative Investment Management Fee by (ii) a fraction, expressed as a percentage, the numerator of which is the Investment Management Fee Base of that Fund Control Person's respective Fund, and the denominator of which is the Cumulative Investment Management Fee Base (the "Pro Rata Share").

          (c)  The  Cumulative   Investment   Management  Fee  (the  "Cumulative
Investment Management Fee") shall be determined annually and payable prospectively on a quarterly basis with appropriate adjustments for partial quarters as follows:

               (i) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is less than $700,000,000, each Fund Control Person shall pay to CTIMCO 100% of such Fund Control Person's Management Fee for the applicable quarter to the extent necessary to cause CTIMCO to receive Cumulative Investment Management Fees for such quarter equal to $1,750,000 plus any Shortfall Amounts, provided that the amount of Cumulative Management Fees payable by the Fund Control Persons of all the Investment Management Fee Base Funds shall not in any Fiscal Year exceed $7,000,000 plus any amounts required to cover any Shortfall Amounts. In the event and to the extent that Cumulative Investment Management Fees payable to CTIMCO in any Fiscal Year are less than $6,250,000 (the "Shortfall Amount"), the Shortfall Amount shall accrue simple interest at LIBOR and each Fund Control Person shall pay its Pro Rata Share of the Shortfall Amount, together with interest thereon, on a priority basis in subsequent periods; provided, however, that if and to the extent Cumulative Investment Management Fees in such subsequent periods are not sufficient to permit the Fund Control Persons of the Investment Management Fee Base Funds to pay the Shortfall Amount together with interest thereon in full (the "Cumulative Investment Management Fee Deficiency Amount"), then each Fund Control Person shall pay its Pro Rata Share of the Cumulative Investment Management Fee Deficiency Amount as a priority payment from such Fund Control Person's "carried interest" or "promote" from its respective Fund as such "carried interest" or "promote" is realized by the respective Fund Control Person and from its respective Management Fee; provided, further, however, that the parties shall cause the Fund Control Persons of the Investment Management Fee Base Funds to make such adjustments and payments as between them necessary to assure that no Fund Control Person pays more than its Pro Rata Share of any Cumulative Investment Management Deficiency Amount.

               (ii) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is $700,000,000 or more but less than $1,200,000,000, the Cumulative Investment Management Fee for the next succeeding quarter shall be one-fourth the sum of (A) $7,000,000 plus (B) with respect to the amount of Cumulative Investment Management Fee Base exceeding $700,000,000 the product of such excess amount times 0.75% (75 basis points) and each Fund Control Person shall promptly pay CTIMCO its Pro Rata Share thereof;

               (iii) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is $1,200,000,000 or more, the Cumulative Investment Management Fee for the next succeeding quarter shall be one-fourth the sum of (A) $10,750,000 plus (B) with respect to the amount of Cumulative Investment Management Fee Base exceeding $1,200,000,000 the product of such excess amount times 0.50% (50 basis points) and each Fund Control Person shall promptly pay CTIMCO its Pro Rata Share thereof; provided, however, that the CIG Parties and CTIMCO shall cooperate in good faith to adjust the Cumulative Investment Management Fee under clause (B) of the foregoing clause (iii), upwards or downwards, to take into account the actual services rendered by CTIMCO pursuant to the various investment management agreements with the Fund Control Persons of the Investment Management Fee Base Funds, provided further that if the parties are unable to agree on any such adjustment, the formula set forth in clause (B) of the foregoing clause (iii) shall continue to apply until such time as the parties agree on any such adjustment; provided further, that within 90 days of the end of each Fiscal Year, Cumulative Investment Management Fees shall be adjusted to take into account any overpayments or underpayments during the prior Fiscal Year. Overpayments shall be deducted from, and underpayments shall be added to, Cumulative Investment Management Fees payable in the then next succeeding quarter after such annual adjustment.

     For the avoidance of doubt, until the aggregate Cumulative Investment Management Fee paid to CTIMCO by all Fund Control Persons in any Fiscal Year equals $7,000,000 plus any amount required to pay any Shortfall Amounts, the quarterly Investment Management Fee paid by each Fund Control Person shall equal 100% of such Fund Control Person's Management Fee for the applicable quarter to the extent necessary to cause CTIMCO to receive in such quarter a Cumulative Investment Management Fee equal to $1,750,000.

     2.12. Unwind Right; Unwind. (a) In the event that the Fund II Initial Closing shall not have occurred by the later of December 31, 2000 or any Extension Date resulting from an exercise of the Extension Right, either Limited REMI I or CT-F1 shall have the right to exercise the Unwind Right. Either Limited REMI I or CT-F1 may exercise the Extension Right upon notice to the other provided that such notice is given at least 60 days prior to December 31, 2000 or 30 days prior to any Extension Date. Neither Limited REMI I nor CT-F1 may exercise the Unwind Right as a result of the failure of the Fund II Initial Closing to occur on or before December 31, 2000 or by the failure of the Fund II Initial Closing to occur on or before any Extension Date if the other has already given notice to it of its exercise of the Extension Right.

          (b) In the event that there shall have been a failure to comply with the Key Individuals Requirement set forth in the Fund I Investment Management Agreement or in the event that CT-F1 shall have breached the Fund I Investment Management Agreement, Limited REMI I shall have the right to exercise the Unwind Right. In the event that Limited REMI I elects to exercise the Unwind Right pursuant to this Section 2.12(b), it shall give written notice thereof to CT-F1 stating the specific grounds therefor; provided, however, that such notice shall be of no effect if CT-F1 shall have cured such failure to comply to the reasonable satisfaction of Limited REMI I within 30 days of CT-F1's receipt of such notice or if such failure to comply is not susceptible to cure within such 30-day period, CT-F1 has commenced within such 30-day period reasonable steps to cure such failure to the reasonable satisfaction of Limited REMI I, and CT-F1 actually cures such failure within 60 days of receipt of such notice.

          (c) Upon receipt by either Limited REMI I or CT-F1 of the other's notice that it is exercising the Unwind Right pursuant to Section 2.12(a) hereof:

               (i) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement;

               (ii) the Fund I Warrant Agreement shall remain in full force and effect;

               (iii) General REMI II shall have no right to purchase the Fund II Purchase Warrant or the Subsequent Funds Purchase Warrant, and Limited REMI II shall have no right to receive the Fund II Service Warrant or the Subsequent Funds Service Warrant;

               (iv) as of the date of the completion of the Unwind, the CT-F2-GP Capital Formation Agreement, the Fund I Agreement, the Fund I Investment Management Agreement, the Fund II General Partner Agreement, the Stockholder Voting and Lock-Up Agreement, the Placement Agent Agreement, and this Agreement shall terminate automatically, except that the respective provisions of the foregoing agreements which by their terms survive the termination of such agreement shall survive; and

               (v) the members of Fund I shall cause a Certificate of Cancellation to be filed with the State of Delaware, and in each state where Fund I has been qualified to do business, canceling Fund I in accordance with the Delaware Limited Liability Company Act and in accordance with the laws of each state where Fund I has been qualified to do business, respectively.

          (d) Upon receipt by CT-F1 of Limited REMI I's notice that it is exercising the Unwind Right pursuant to Section 2.12(b) hereof:

               (i) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement;

               (ii) the Fund I Warrant Agreement shall remain in full force and effect;

               (iii) the Fund II Purchase Warrant and Subsequent Funds Purchase Warrant and the Fund II Service Warrant and Subsequent Funds Service Warrant if, and to the extent, issued shall remain in full force and effect;

               (iv) as of the date of the completion of the Unwind, the CT-F2-GP Capital Formation Agreement, the Fund I Agreement, the Fund I Investment Management Agreement, the Stockholder Voting and Lock-Up Agreement, the Placement Agent Agreement, this Agreement, and (if the Fund II Initial Closing has not occurred as of the date of completion of the Unwind) the Fund II General Partner Agreement shall terminate automatically, except that the respective provisions of the foregoing agreements which by their terms survive the termination of such agreement shall survive; and

               (v) the members of Fund I shall cause a Certificate of Cancellation to be filed with the State of Delaware, and in each state where Fund I has been qualified to do business, canceling Fund I in accordance with the Delaware Limited Liability Company Act and in accordance with the laws of each state where Fund I has been qualified to do business, respectively.

          (e) Termination by SSB. Notwithstanding anything contained in this Agreement to the contrary, if within 30 days of the date hereof SSB shall have delivered a notice of termination to CT terminating the placement agent engagement pursuant to Section 5 of the Placement Agent Agreement (a "SSB Termination Notice"), Limited REMI I or CT-F1 shall have the right (the "Termination Right") to terminate this Agreement as provided below upon notice to the other within 5 days of the date of the SSB Termination Notice. The Termination Right may be exercised by either Limited REMI I or CT-F1 by delivery to the other of notice that it is exercising the Termination Right whereupon this Agreement and the Transaction Documents shall terminate except as provided below:

               (i) (A) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement if Fund I has prior to the date of such exercise made Investments (as defined in the Fund I Agreement) and dissolve Fund I pursuant to Delaware law upon completion of the Unwind or (B) if Fund I has made no Investments prior to such exercise, dissolve Fund I pursuant to Delaware law promptly after such exercise of the Termination Right;

               (ii) The CIG Parties Initial Board Designees shall resign from CT's board of directors upon completion of the Unwind or if Fund I has made no Investments then promptly after the exercise of the Termination Right;

               (iii) (A) The Fund I Warrant Agreement, (B) Section 2.10(c) and Articles IV, V and VIII of this Agreement, (C) the respective provisions of the Fund I Agreement and the Fund I Investment Management Agreement (but only if Fund I shall have made Investments prior to the date of the Exercise of the Termination Right) which by their express terms survive a termination thereof, and (D) the provisions of the Placement Agent Agreement which by their express terms survive any termination of the placement agent engagement thereunder shall remain in full force and effect; and

               (iv) Upon completion of any such Unwind, or immediately upon the exercise of the Termination Right if Fund I has made no Investments, the parties' respective obligations under Article II of this Agreement and under each Transaction Document shall terminate other than as set forth in clause
(iii) of this Section 2.12(e).

     2.13. Key Individuals. The "Key Individuals" of CT are John R. Klopp, Vice Chairman and Chief Executive Officer; and Craig M. Hatkoff, Vice Chairman and Chairman of the Executive Committee. CT hereby represents and warrants to the CIG Parties and CIG that it has delivered true and correct copies of the respective employment agreements of the Key Individuals to General REMI II. CT hereby agrees that it shall not amend or modify any such employment agreement in any manner that would, or could reasonably, decrease the term thereof. CT hereby covenants that it shall cause CTIMCO and any other entity that CT elects to serve as investment manager to any Fund to agree to the Key Individuals Requirement in its investment management agreement unless at the time of the formation of any such Fund and the entering into any such investment management agreement the Key Individuals Requirement could not be met.

     2.14. REIT Status. CT shall take such steps as are necessary for it to be taxed as a REIT under Part II of Subchapter M of Chapter 1 of Subtitle A of the Code whether through merger, election or otherwise on terms mutually acceptable to CT and the CIG Parties as soon as possible after the date hereof. Such steps shall include, but shall not be limited to, the submission to CT's stockholders of any matters customarily necessary for them to approve in order for CT to be so taxed as a REIT. Unless there shall have (i) been a change in the Code or formally published administrative or judicial interpretations of the Code the result of which is that election of REIT status would have a material adverse effect on CT as is evidenced by a written opinion of tax counsel to CT reasonably acceptable to the CIG Parties, (ii) occurred an Act of God or other force majeure that prevents CT from electing to be taxed as a REIT under Part II of Subchapter M of Chapter 1 of Subtitle A of the Code or (iii) despite good faith efforts on the part of CT, it is not able to comply with the conditions required by the Code to qualify as a REIT (by way of example and not limitation, income/asset tests, concentration of ownership, and other such tests and conditions), CT shall submit to its stockholders all matters necessary for them to approve in order for CT to be taxed as a REIT ("REIT Tax Matters") and CT shall actively solicit the adoption of such matters by CT's stockholders. If there shall not have occurred any event or act described in the foregoing clauses (i) and (ii) of this Section 2.14 and CT shall have met the conditions described in clause (iii) of this Section 2.14 and CT shall nevertheless not have submitted the foregoing matters to its stockholders for approval in a manner timely enough for CT to elect to be taxed as a REIT under the Code for the period beginning January 1, 2002 or has otherwise not become a REIT through merger or otherwise by January 1, 2002, General REMI II shall have the right to invoke the Appraisal Procedures set forth in Section 4.1 hereof pursuant to which the Experienced Appraiser shall determine (x) the Fair Market Value of the CIG Parties' and their Affiliates' Board Right Shares with CT being valued as a "C" corporation under the Code and (y) the Fair Market Value of the CIG Parties' and their Affiliates' Board Right Shares with CT being valued as a REIT. To the extent that (x) is less than (y), CT shall promptly pay such amount to the respective CIG Parties and their Affiliates in proportion to their respective holdings of Board Right Shares. The above notwithstanding, if the REIT Tax Matters shall have been submitted to the stockholders of CT and the stockholders of CT do not approve the REIT Tax Matters, the CIG Parties shall not have the foregoing right to invoke the Appraisal Procedures or to receive such payment.

     2.15. Fees. (a) The CIG Parties and the CT Parties, as the case may be, for themselves and their Affiliates, agree that in the event that any of them or their Affiliates propose to earn any fee, whether directly related to a Business transaction to be conducted by any Fund (including Fund I) or ancillary to any such Business transaction, it shall notify the CT Parties or the CIG Parties, as the case may be, of such fee and the circumstances related to such fee. All fees directly related to a Business transaction (by way of example and not limitation, a commitment fee to be received in connection with a Mortgage Loan to be made by a Fund, including Fund I) to be conducted by a Fund (including Fund I) shall be for the account of such fund, and shall be promptly paid over to such fund upon such party's receipt thereof. All fees that are ancillary to a Business transaction (by way of example and not limitation, an advisory fee to be earned by an Affiliate pursuant to an engagement entered into prior to a Business transaction being proposed to such fund or pursuant to an engagement that is broader than the Business) to be conducted by a Fund (including Fund I) shall not be for the account of such fund but instead shall be for the account of such party or its Affiliate. In each instance where a party is to receive any such direct or ancillary fee, such fee shall be on reasonable commercial terms determined on an arm's-length basis to the reasonable satisfaction of the CT Parties or the CIG Parties, as the case may be. Any dispute with respect to whether a fee is direct or ancillary to a Business transaction being conducted by a Fund (including Fund I) and any dispute as to whether a fee is on reasonable commercial terms determined on an arm's-length basis shall be resolved pursuant to Section 4.2 hereof.

     (b) The parties agree that each fee required to be paid pursuant to this Venture Agreement, including without limitation, the fees payable to Limited REMI II or its Affiliates for raising funds, are considered ancillary, commercially reasonable and arm's-length, and may be retained by the recipient. Such fees constitute reasonable compensation and are the only fees to be received for the services specified herein.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     3.1. Reciprocal Representations and Warranties. Each of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, CT-F2-LP, CTIMCO and CT hereby represent and warrant to each other that:

          (a) Organization; Authority; Due Authorization.

               (i) Organization and Good Standing. It is a limited liability company (in the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP) duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of formation/incorporation or is a corporation (in the case of CT) duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted; and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect upon its ability to perform fully its obligations under this Agreement or the Transaction Documents.

               (ii) Authority to Execute and Perform Agreements. It has all requisite limited liability company power and authority (in the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP) to enter into, execute and deliver this Agreement, and each Transaction Document to which it is a party, and to perform fully its obligations hereunder and thereunder, or has the requisite corporate power (in the case of CT) to execute and deliver this Agreement and each Transaction Document to which it is a party, and to carry out the terms and conditions thereof applicable to it.

               (iii) Due Authorization; Enforceability. In the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP, it has taken all limited liability company actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and the Transaction Documents to be executed by it and to consummate the transactions contemplated herein and therein. In the case of CT, the execution, delivery and performance by CT of this Agreement and the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company.

               (iv) Enforceability. This Agreement has been duly and validly executed by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar applicable laws affecting creditors' rights generally or by general equitable principles affecting the enforcement of contracts.

          (b) No Violation. Neither its execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will: (a) violate any provision of its limited liability company operating agreement, certificate of incorporation, by-laws or other charter documents; or (b) violate in any material respect any applicable law or order.

          (c) Regulatory and Other Approvals. No consent, approval, authorization, notice, filing, exemption or other requirement must be obtained by it from any authority or Person or must otherwise be satisfied by it in order that the consummation of the transactions contemplated in this Agreement or any related documents will not violate in any material respect any applicable law or order or any material contract to which it is a party.

          (d) Litigation. It is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge, and (ii) there is no material claim, action, proceeding or investigation pending or, to its knowledge, threatened against or relating to it before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator which challenges the ability or legality of such party's entering into this Agreement or any Transaction Documents to which it is a party.

     3.2. Representations and Warranties of CT. CT hereby represents and warrants to the other parties hereto that: The parties to the various
Stockholder Approval Agreements and the Stockholder Voting and Lock-Up Agreements who are CT Management Stockholders or Associated Stockholders are the record owners of the number of shares of CT Class A Common Stock set forth in the respective Stockholder Approval Agreements or Stockholder Voting and Lock-Up Agreement and are not the record owners of any other shares of CT Class A Common Stock. To the best of CT's knowledge, after reasonable inquiry, CT Management Stockholders and Associated Stockholders as well as their respective Affiliates, Associates, family members or trusts for the benefit of family members do not beneficially own any shares of CT Class A Common Stock other than those set forth in the respective Stockholder Approval Agreements and in the Stockholder Voting and Lock-Up Agreement.

                                   ARTICLE IV
                               DISPUTE RESOLUTION

     4.1. Appraisal Procedure.(a) In the event of a dispute between the parties hereto or between the parties to any Transaction Document as to the Fair Market Value of a particular asset or assets, interest or right of a party hereto and such dispute has not been resolved after good faith discussions amongst the concerned parties after 30 days notice of such dispute from one party to the other parties, either party may invoke the Appraisal Procedures.

          (b) "Appraisal Procedures" means the following procedures, by which the Fair Market Value of a particular asset or assets, interest or right of a party hereto shall be determined. If a party (the "Notifying Party") wishes to invoke the Appraisal Procedures it shall provide notice (the "Appraisal Notice") of such election to the other party (the "Other Party") and the Notifying Party's determination of the Fair Market Value of the particular asset or assets, interest or right. Within 15 days of the Other Party's receipt of the Appraisal Notice, it shall notify the Notifying Party whether it accepts or rejects the Notifying Party's determination of Fair Market Value. In the event the Other Party fails to notify the Notifying Party within the foregoing 15 day period that it rejects said determination, the Other Party shall be deemed to have accepted the Notifying Party's determination of Fair Market Value. If the Other Party gives the Notifying Party timely notice of its rejection of the Notifying Party's determination, the Notifying Party and the Other Party acknowledge and agree that the appraisal process hereinafter set forth shall determine the Fair Market Value. Each party, at its own expense, shall then designate an Experienced Appraiser who shall determine and promptly report (and in no event later than the thirtieth (30th) day following the Other Party's receipt of the Appraisal Notice) to both parties in writing the Fair Market Value. If the report indicates proposed values that are within five (5%) percent of each other, the Notifying Party and the Other Party agree that the Fair Market Value shall be an average of such amounts. However, if after receiving the report, the parties are unable to agree on the Fair Market Value (and the amounts are not within five (5%) percent of each other) within five (5) days, both parties shall jointly appoint an Experienced Appraiser who shall determine the Fair Market Value by selecting either the Fair Market Value as reported by the Notifying Party's Experienced Appraiser or the Fair Market Value as reported by the Other Party's Experienced Appraiser, according to whichever of the two valuations is closer to the actual Fair Market Value in the opinion of such third Experienced Appraiser. The third Experienced Appraiser shall have no discretion other than to select one or the other report as aforesaid. The costs of such third Experienced Appraiser shall be shared equally by the Notifying Party and the Other Party. The parties shall work together and coordinate efforts to obtain such third Experienced Appraiser's report in writing no later than the forty-fifth (45th) day following the latter of the Other Party's receipt of the Appraisal Notice. The parties shall be obligated to enter into engagement agreements with the foregoing Experienced Appraisers containing customary terms and conditions, including customary indemnification provisions.

          (c) "Experienced Appraiser" means a nationally recognized "bulge bracket" independent investment banking firm (other than Salomon Smith Barney) experienced in the valuation of businesses engaged in the Business and their securities.

     4.2. Arbitration. Should any dispute arise under this Agreement that is not subject to the provisions of Section 4.1 hereof; then the parties shall meet to attempt to resolve such dispute before any proceeding, including arbitration, is commenced, and neither party shall seek other relief prior to such meeting. In the event such a meeting does not resolve such dispute and such dispute shall remain unresolved for a period of thirty (30) days, then the following shall apply:

          (a) Dispute Resolution. Subject to the provisions of Section 4.1 hereof, the parties shall submit any dispute, claim or controversy arising out of or relating to this Agreement or any Transaction Document (including, without limitation, with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Transaction Document) or any alleged breach (including any action in tort, contract equity or otherwise) to binding arbitration before an arbitrator (the "Arbitrator"), to be heard pursuant to the provisions of the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that, except as otherwise provided herein respecting temporary or preliminary injunctive relief, binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement or the Transaction Documents (including, without limitation, with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or the Transaction Documents) or any alleged breach (including any claim in tort, contract, equity or otherwise).

          (b) Location. Any arbitration shall be held in New York County, New York.

          (c) Costs. The CIG Parties, on the one hand, and the CT Parties, on the other hand, shall equally bear any arbitration fees and administrative costs associated with the arbitration. No party shall be entitled to recover costs or attorneys' fees incurred during the course of arbitration.

          (d) Award. The Arbitrator's award may not include punitive damages. The arbitration award in any such arbitration may be confirmed by any court of competent jurisdiction.

          (e) Submission to Jurisdiction, Waiver of Jury Trial. In the event that the parties waive the foregoing arbitration provisions or in the event that such provisions shall for any reason not be available or enforceable, the parties hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County. In any such event, each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party irrevocably consents to service of process in the manner provided for notices in Section 8.2 hereof, but nothing in this sentence shall affect the right of any party to serve process in any other manner permitted by law. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY TRANSACTION DOCUMENT.

                                    ARTICLE V
                                INDEMNIFICATION

     5.1. Indemnification.(a) Each party (an "Indemnifying Party") hereto hereby agrees to indemnify and hold harmless the other parties and their directors, officers, members, employees and agents and its Affiliates and its directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing (collectively, "Indemnitees"), to the full extent lawful, from and against any and all losses, penalties, actions, judgments, suits, claims, costs, expenses, disbursements and damages of any kind or nature whatsoever (including fees and disbursements of counsel for such Indemnitee) (collectively, "Losses") caused by, arising from or in connection with (i) any false or misleading misrepresentation or warranty contained in this Agreement or in any Transaction Document, (ii) any breach of this Agreement or any Transaction Document, or (iii) (A) any untrue statement or alleged untrue statement of a material fact contained in the Fund II PPM or related offering materials or any subsequent offering memorandum or related offering materials related to any Other Funds or the omission or alleged omission to state therein a material fact necessary in order to make the statements made therein not misleading, in light of the circumstances under which they were made, or (B) any other action or failure to act by an Indemnitee undertaken at the Indemnifying Party's request except that this clause (B) shall not apply to the extent that any Damages are finally judicially determined to have resulted primarily from the Indemnitee's bad faith or gross negligence.

          (b) In the event  that the  foregoing  indemnity  in  clause  (iii) of
Section 5.1(a) is unavailable to an Indemnitee for any reason, the parties agree to contribute to any Losses related to or arising out of the Fund II PPM and the related offering of securities and any subsequent offering memorandum and the related offering with respect to an Other Fund or any transaction or conduct in connection therewith as follows. For Losses referred to in clause (iii) of the preceding paragraph, each party involved in the particular offering shall contribute in such proportion as is appropriate to reflect the relative fault of each such party in connection with the statements, omissions or other conduct which resulted in such Losses, as well as any other relevant equitable considerations. For any other Losses, or for Losses referred to in clause (iii) of the preceding paragraph, if the allocation provided by the immediately preceding sentence is unavailable or can not be reasonably determined for any reason, each party involved in the particular offering shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by it from the actual or proposed offering or transaction. Relative fault with respect to Losses arising out of or based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in the Fund II PPM or related offering materials or any subsequent offering memorandum or related materials related to any Other Funds shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The relative benefits of the CIG Parties, on the one hand, and the CT Parties, on the other hand, shall be 50/50. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

          (c) Each party, for itself and on behalf of its affiliated Indemnitee, will not, without the prior written consent of the Indemnifying Party, settle any pending or threatened claim or proceeding related to any Losses referenced in Section 5.1(a) hereof unless such settlement includes a provision unconditionally releasing the Indemnifying Party and its directors, officers, members, employees and agents and its Affiliates and their directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing from and holding the Indemnifying Party and its directors, officers, members, employees and agents and its Affiliates and their directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing harmless against all liability in respect of claims by any releasing party related to or arising out of the matters referred to in clauses (i) through (ii) of Section 5.1(a) hereof. The Indemnifying Party shall also promptly reimburse each Indemnitee for all expenses (including counsel fees) as they are incurred by an Indemnitee in connection with investigating, preparing or defending, or providing evidence in, any pending or threatened claim or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is a party to such claim or proceeding) or in enforcing this Agreement.

                                   ARTICLE VI
                       CONFIDENTIALITY AND NON-DISCLOSURE

     6.1. Confidentiality.(a) Except as otherwise provided in this Article VI, each of the parties to this Agreement for itself and on behalf of its Affiliates shall keep confidential and shall not disclose the transactions contemplated herein, including, but not limited to, any information relating to the Investment Management Fee, the Business Plan, any Candidate Mezzanine Business Transaction, the CT Business Plan, any Proposed Fund, the Appraisal Procedures, any arbitration under Section 4.2 hereof, and any confidential information conveyed by one party to another in connection with a party's due diligence with respect to the transactions contemplated herein.

          (b) The obligation of confidentiality  and non-disclosure set forth in
Section 6.1(a) hereof shall not apply to any information that (i) was in the public domain prior to the date of this Agreement or prior to its conveyance by one party to another party hereunder as contemplated herein or subsequently came into the public domain through no fault of such party or its Affiliates, (ii) was disclosed without restriction by, or with the prior approval of, the other party, (iii) was lawfully obtained by the party without a binder of confidentiality from a source other than a party, (iv) to the extent a party has been advised by counsel that such disclosure or delivery is necessary for such party to comply with applicable laws and regulations or to comply with any rules of any applicable stock exchange or over-the-counter market, (v) is required to be disclosed in order to enforce the provisions of this Agreement or any Transaction Document, (vi) is compelled by legal or regulatory process, (vii) has been approved by General REMI II and CT jointly for dissemination to the public, or (viii) to the extent reasonably necessary to the conduct of such party's business to disclose to auditors, attorneys, agents and advisers provided each party notifies such person of the confidentiality provisions hereof.

          (c) Each party shall give the other party reasonable advance notice of any proposed written disclosure by it under Section 6.2(b) hereof, shall use its reasonable commercial efforts to secure confidential treatment of such information and shall cooperate in good faith with the other parties to limit or restrict such disclosure upon notice from a party to another that it wishes to so limit or restrict such disclosure. The parties agree that notwithstanding the provisions of Section 4.2, the remedies afforded in Section 4.2 and afforded by law may be inadequate to protect against breach of this Article VI, and hereby agree to the granting of injunctive relief in favor of a party seeking to prevent any breach of this
Article VI without the posting of any bond or other security. For purposes of this Article VI, Limited REMI I, General REMI II and Limited REMI II and their respective Affiliates shall be treated as one party, and CT, CT-F1, CT-F2-GP, CTIMCO, and CT-F2-LP and their Affiliates shall be treated as one party, so that, by way of example and not limitation, disclosure of confidential information by Limited REMI I to General REMI II or Limited REMI II or any of their Affiliates shall not constitute a disclosure by General REMI II under clauses (i) through (iii) of Section 6.2(b) hereof that shall give rise to a disclosure by Limited REMI I, General REMI II or Limited REMI II or their Affiliates as a lawful disclosure under such clauses (i) through (iii). Likewise, a consent to disclose by one of the CIG Parties shall be deemed to be a consent to such disclosure by all the CIG Parties.

          (d) The parties hereto have agreed on the form, content and timing of a mutual press release announcing the execution and delivery of this Agreement by them and disclosing the general terms of the transactions contemplated herein and in the Transaction Documents. The parties hereto will not, and will not permit any of their Affiliates to, issue any other press release or make any written public announcement relating to this Agreement or the transactions contemplated herein or in the Transaction Documents without the prior consent of the other parties unless such disclosure is permitted pursuant to clauses (i) through (iv) of Section 6.1(b) hereof. Subject to the provisions of such clauses
(i) through (iv) of Section 6.1(b) hereof, no party hereto shall issue any subsequent press releases relating to the transactions contemplated herein or in the Transaction Documents without the prior consent of the other parties, which consent shall not be unreasonably withheld. The CT Parties and CT shall use reasonable efforts to preview with the CIG Parties any scripts for interviews and the like in connection with analysts meetings, real estate industry conferences and conventions at least 24 hours prior to their use.

                                   ARTICLE VII
                            TERMINATION AND SURVIVAL

     7.1. Termination. This Agreement may be terminated by the CIG Parties, on the one hand, and by the CT Parties, on the other hand, (i) if the Fund II Initial Closing shall not have occurred, then upon the completion of the Unwind or upon any other liquidation/dissolution of Fund I, (ii) if the Fund II Initial Closing shall have occurred, then upon the liquidation and dissolution of the last to exist of all of the Funds (including Fund I), or (iii) pursuant to
Section 2.12(e) hereof.

     7.2. Survival. Section 2.10(c) and Articles IV, V and VIII shall survive the termination of this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1. Expenses of the Transaction. Each party shall pay its own legal fees and other expenses in connection with this Agreement and all agreements and documents related to Fund I. Expenses with respect to final documentation related to Fund II (e.g., the Fund II PPM, the Fund II General Partner
Agreement, the Fund II Management Agreement and the Fund II Investment Management Agreement) will generally be borne by Fund II, provided that any expenses not reimbursed by Fund II will be borne by the parties equally. If the Fund II Initial Closing does not occur or if and to the extent Fund II does not otherwise reimburse the parties' expenses incurred on behalf of Fund II, expenses with respect to Fund II will be borne equally by the CIG Parties, on the one hand, and the CT Parties, on the other hand.

     7.2. Notices.

          (a) Form and Addresses. All notices, consents, approvals, waivers, elections and other communications (collectively, "Notices") required to be given pursuant to this Agreement shall be given in writing and,

         If to Limited REMI I:          Travelers Limited Real Estate Mezzanine
         ---------------------          Investments I, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12832


         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12832


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.


         If to General REMI II:         Travelers General Real Estate Mezzanine
         ----------------------         Investments II, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12833

         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12833


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.


         If to Limited REMI II:         Travelers Limited Real Estate Mezzanine
         ----------------------         Investments II, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12833


         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12833


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.

         If to Capital Trust:           Capital Trust, Inc.
         --------------------           605 Third Avenue, 26th Floor
                                        New York, New York 10016
                                        Attn:    Chief Executive Officer

         With Copies to:                Battle Fowler LLP
         ---------------                75 East 55th Street
                                        New York, New York  10022
                                        Attn:  Thomas E. Kruger, Esq.

         If to a CT Party
         -----------------              c/o Capital Trust, Inc.
             to such party:             605 Third Avenue, 26th Floor
             --------------             New York, New York  10016
                                        Attn:  Chief Executive Officer

         With Copies to:                Battle Fowler LLP
         ---------------                75 East 55th Street
                                        New York, New York  10022
                                        Attn:  Thomas E. Kruger, Esq.

          (b) Delivery. All notices and other communications required or permitted by this Agreement shall be deemed to have been duly given if personally delivered to the intended recipient at the proper address determined pursuant to this Section 8.2 or sent to such recipient at such address by air courier, or by hand and will be deemed given, unless earlier received: (a) if sent by courier when recorded on the records of the courier as received by the receiving party; and (b) if delivered by hand, on the date of receipt.

     8.3. Entire Agreement. This Agreement and the Transaction Documents supersede all prior and contemporaneous agreements and understandings among the parties with respect to the subject matter hereof.

     8.4. Modification. No change or modification of this Agreement shall be of any force unless such change or modification is in writing and has been signed by all of the parties hereto.

     8.5. Waivers and Consents. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the Member against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach. Any consent of a party required hereunder must be in writing and signed by such party to be effective. No consent given by a party in any one instance shall be deemed to waive the requirement for such party's consent in any other or future instance.

     8.6. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.7. Further Assurances. Each party shall execute such deeds, assignments, endorsements, evidences of transfer and other instruments and documents and shall give such further assurances as shall be consistent with the provisions of this Agreement and necessary to perform its obligations hereunder.

     8.8. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

     8.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8.10.  Brokers  and  Finders.  Except as set forth in the  Placement  Agent
Agreement, the CT-F2-GP Capital Formation Agreement and the Limited REMI I Capital Formation Agreement, each party shall indemnify and hold the other party harmless from and against any commission, fee or other payment due any broker, finder or other Person in connection herewith.

     8.11.  Construction  and  Interpretation.   This  Agreement  shall  not  be
construed more strictly against one party than against another by reason of the fact that it may have been prepared by counsel for one of the parties.

     8.12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party and their respective successors and permitted assigns.

     8.13. Cumulative Remedies. Except as otherwise expressly provided in this Agreement, the rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


CAPITAL TRUST, INC.                          TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS I, LLC

By:  /s/  John R. Klopp
     -------------------------------
     John R. Klopp                           By: /s/  Michael Watson
     Chief Executive Officer                     ------------------------------
                                                   Michael Watson
                                                   Vice President

 CT-F1, LLC                                  TRAVELERS GENERAL REAL ESTATE
 By:  Capital Trust, Inc., sole Member       MEZZANINE INVESTMENTS II, LLC


By:  /s/  John R. Klopp                      By: /s/  Michael Wztson
     -------------------------------            -------------------------------
      John R. Klopp                               Michael Watson
      Chief Executive Officer                     Vice President


 CT-F2-GP, LLC                               TRAVELERS LIMITED REAL ESTATE
 By: Capital Trust, Inc., sole Member        MEZZANINE INVESTMENTS II, LLC


By:   /s/  John R. Klopp                     By:  /s/   Michael Watson
     -------------------------------             ------------------------------
     John R. Klopp                                  Michael Watson
     Chief Executive Officer                        Vice President


 CT-F2-LP, LLC
 By: Capital Trust, Inc., sole Member


 By:  /s/  John R. Klopp
     -------------------------------
      John R. Klopp
      Chief Executive Officer


 CT INVESTMENT MANAGEMENT CO., LLC
 By:  Capital Trust, Inc., sole Member


 By:  /s/  John R. Klopp
     -------------------------------
       John R. Klopp
       Chief Executive Officer